(..continued)





BII\93618_8

                             EXECUTION COUNTERPART

                     IIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIII


                         COMMONWEALTH INDUSTRIES, INC.,


                               CI HOLDINGS, INC.,


                        COMMONWEALTH ALUMINUM CORPORATION


                               ALFLEX CORPORATION

                                       and

                       COMMONWEALTH ALUMINUM CONCAST, INC.

                          -----------------------------

                                  $100,000,000

                          -----------------------------


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of December 19, 1997


                          -----------------------------


                         NATIONAL WESTMINSTER BANK PLC,
                             as Administrative Agent


                         PNC BANK, NATIONAL ASSOCIATION,
                             as Documentation Agent


                     IIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIII

                                       Page


BII\93618_8

                                      (iii)
BII\93618_8

                                       (i)



                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                        Page

Section 1.   Definitions and Accounting Matters........................  2
         1.01  Certain Defined Terms...................................  2
         1.02  Accounting Terms and Determinations..................... 28
         1.03  Types of Loans.......................................... 29

Section 2.   Commitments, Loans, Notes and Prepayments................. 29
         2.01  Loans................................................... 29
         2.02  Borrowings.............................................. 31
         2.03  Letters of Credit....................................... 32
         2.04  Changes of Commitments.................................. 37
         2.05  Certain Fees............................................ 37
         2.06  Lending Offices......................................... 38
         2.07  Several Obligations; Remedies Independent............... 38
         2.08  Notes................................................... 38
         2.09  Optional Prepayments and Conversions or Continuations
                            of Loans................................... 39

Section 3.   Payments of Principal and Interest........................ 40
         3.01  Repayment of Loans...................................... 40
         3.02  Interest................................................ 40

Section 4.   Payments; Pro Rata Treatment; Computations; Etc........... 41
         4.01  Payments................................................ 41
         4.02  Pro Rata Treatment...................................... 42
         4.03  Computations............................................ 43
         4.04  Minimum Amounts......................................... 43
         4.05  Certain Notices......................................... 44
         4.06  Non-Receipt of Funds by the Administrative Agent........ 45
         4.07  Sharing of Payments, Etc................................ 46

Section 5.   Yield Protection, Etc..................................... 47
         5.01  Additional Costs........................................ 47
         5.02  Limitation on Types of Loans............................ 49
         5.03  Illegality.............................................. 49
         5.04  Treatment of Affected Loans............................. 50
         5.05  Compensation............................................ 50
         5.06  Additional Costs in Respect of Letters of Credit........ 51
         5.07  U.S. Taxes.............................................. 52
         5.08  Replacement of Lenders.................................. 53

Section 6.   Guarantee................................................. 54
         6.01  The Guarantee........................................... 54
         6.02  Obligations Unconditional............................... 55
         6.03  Reinstatement........................................... 56
         6.04  Subrogation............................................. 57
         6.05  Remedies................................................ 57
         6.06  Continuing Guarantee.................................... 57
         6.07  Rights of Contribution.................................. 57
         6.08  Limitation on Guarantee Obligations..................... 58

Section 7.   Conditions Precedent...................................... 59
         7.01  Conditions to Effectiveness............................. 59
         7.02  Initial and Subsequent Extensions of Credit............. 61
         7.03  Certain Determinations.................................. 61

Section 8.   Representations and Warranties............................ 61
         8.01  Corporate Existence..................................... 61
         8.02  Financial Condition..................................... 62
         8.03  Litigation.............................................. 63
         8.06  Approvals............................................... 63
         8.07  Use of Credit........................................... 64
         8.08  ERISA................................................... 64
         8.09  Taxes................................................... 64
         8.10  Investment Company Act.................................. 64
         8.11  Public Utility Holding Company Act...................... 64
         8.12  Material Agreements and Liens........................... 65
         8.13  Environmental Matters................................... 65
         8.14  Capitalization.......................................... 67
         8.15  Subsidiaries, Etc....................................... 68
         8.16  Title to Assets......................................... 69
         8.17  True and Complete Disclosure............................ 69
         8.18  Real Property........................................... 70
         8.19  Security Documents...................................... 70

Section 9.   Covenants of the Obligors................................. 70
         9.01  Financial Statements, Etc............................... 70
         9.02  Litigation.............................................. 73
         9.03  Existence, Etc.......................................... 74
         9.04  Insurance............................................... 74
         9.05  Prohibition of Fundamental Changes...................... 77
         9.06  Limitation on Liens..................................... 79
         9.07  Indebtedness............................................ 81
         9.08  Investments............................................. 81
         9.09  Dividend Payments....................................... 82
         9.10  Certain Financial Covenants............................. 84
         9.11  Capital Expenditures.................................... 85
         9.12  Subordinated Indebtedness............................... 85
         9.13  Lines of Business....................................... 86
         9.14  Transactions with Affiliates............................ 86
         9.15  Use of Proceeds......................................... 87
         9.16  Certain Obligations Respecting Subsidiaries............. 87
         9.17  Modifications of Certain Documents...................... 88
         9.18  Commodity Hedging Activities............................ 88
         9.19  After-Acquired Real Estate.............................. 88
         9.20  Activities of the Parent and Holdings.  ................ 89

Section 10.   Events of Default........................................ 89

Section 11.   The Administrative Agent................................. 93
         11.01  Appointment, Powers and Immunities..................... 93
         11.02  Reliance by Administrative Agent....................... 94
         11.03  Defaults............................................... 94
         11.04  Rights as a Lender..................................... 95
         11.05  Indemnification........................................ 95
         11.06  Non-Reliance on Administrative Agent and Other Lenders. 95
         11.07  Failure to Act......................................... 96
         11.08  Resignation or Removal of Administrative Agent......... 96
         11.09  Consents under Other Credit Documents.................. 97
         11.10  Collateral Sub-Agents.................................. 97

Section 12.   Miscellaneous............................................ 97
         12.01  Waiver................................................. 97
         12.02  Notices................................................ 98
         12.03  Expenses, Etc.......................................... 98
         12.04  Amendments, Etc........................................ 99
         12.05  Successors and Assigns.................................100
         12.06  Assignments and Participations.........................100
         12.07  Survival...............................................102
         12.08  Captions...............................................103
         12.09  Counterparts...........................................103
         12.10  Governing Law; Submission to Jurisdiction..............103
         12.11  Waiver of Jury Trial...................................103
         12.12  Treatment of Certain Information; Confidentiality......103

BII\93618_8

                                       (v)

                                    SCHEDULES

SCHEDULE I        -........Lenders and Commitments
SCHEDULE II       -........Litigation
SCHEDULE III      -........Conflicts
SCHEDULE IV       -........Governmental Approvals, Etc.
SCHEDULE V        -........Material Agreement and Liens
SCHEDULE VI       -........Certain Environmental Matters
SCHEDULE VII      -........Capitalization and Equity Rights relating to the
                  .........         Parent
SCHEDULE VIII     -........Capitalization and Equity Rights relating to
                  .........         Holdings
SCHEDULE IX       -........Capitalization and Equity Rights relating to CAC
SCHEDULE X        -........Capitalization and Equity Rights relating to
                  .........         Alflex
SCHEDULE XI       -........Capitalization and Equity Rights relating to
                  .........         CACI
SCHEDULE XII      -........Subsidiaries and Investments
SCHEDULE XIII     -........Title to Properties
SCHEDULE XIV      -........Real Estate


                                    EXHIBITS

EXHIBIT A-1       - .......Form of Revolving Credit Note
EXHIBIT A-2       - .......Form of Swingline Note

BII\93618_8

                                Credit Agreement
BII\93618_8

                                Credit Agreement

                  SECOND   AMENDED   AND   RESTATED   CREDIT   AGREEMENT   (this
"Agreement") dated as of December 19, 1997,
                                                                      ---------
between:

                  (1)   COMMONWEALTH   INDUSTRIES,   INC.,  a  corporation  duly
         organized and validly existing under the laws of the State of Delaware (the "Parent");

                  (2) CI HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Holdings");

                  (3) COMMONWEALTH ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC");

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex");

                  (5) COMMONWEALTH ALUMINUM CONCAST, INC. (formerly named Barmet Aluminum Corporation), a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI") and, together with CAC and Alflex, each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers");

                  (6) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and each Subsidiary of the Parent that becomes a "Subsidiary Guarantor" after the date hereof pursuant to Section 9.16(a) hereof (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors");

                  (7) each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to
         Section 12.06(b) hereof (individually, a "Lender" and, collectively, the "Lenders"); and

                  (8) NATIONAL WESTMINSTER BANK PLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                             PRELIMINARY STATEMENTS:

                  Terms used in these Preliminary Statements and not otherwise defined shall have the meanings assigned to such terms in Section 1.01 of this Agreement.

                  (1) The Obligors, the Existing Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of November 29, 1996 (as heretofore modified and supplemented and in effect on the date of this Agreement, the "Existing Credit Agreement"), which amended and restated the Credit Agreement dated as of September 26, 1996 (the "Original Credit Agreement"), providing, subject to the terms and conditions thereof, for the making of extensions of credit to the Borrowers. Prior to the date hereof, the Term Loans under (and as defined in) the Existing Credit Agreement have been paid in full and the Term Loan Commitments under (and as defined in) the Existing Credit Agreement have been cancelled. The parties hereto now wish to amend the Existing Credit Agreement in certain respects and, in that connection, wish to amend and restate the Existing Credit Agreement in its entirety, it being the intention of the parties hereto that the Revolving Credit Loans (if any) outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue and remain outstanding and not be repaid on the Restatement Effective Date, but shall be assigned and reallocated among the Lenders as provided in Section 2.01 hereof.

                  (2) Each of the Obligors expects to derive benefit, directly or indirectly, from the credit extended to the Borrowers hereunder, both in its separate capacity and as a member of the Commonwealth Group, since the successful operation of each of such Obligors will be dependent on the continued successful performance of the functions of such Commonwealth Group as a whole.

                  Accordingly, the parties hereto hereby agree that the Existing Credit Agreement shall, as of the date hereof (but subject to the satisfaction of the conditions precedent specified in Section 7.01 hereof), be amended and restated in its entirety as follows:


            Section 1.  Definitions  and Accounting  Matters.

                  1.01 Certain Defined Terms.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the correlative meanings when used in the plural and vice versa):

                  "Administrative Agent" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "Administrative Questionnaire" shall mean an administrative questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" shall mean any Person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with the Parent. As used in this definition, "control" (including, with its correlative meanings, "controlling", "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Parent or any of its Subsidiaries and (b) none of the Wholly Owned Subsidiaries of the Parent shall be Affiliates.

                  "Alflex" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "Aluminum Business" shall mean the business of developing, manufacturing, producing, marketing, transporting and selling aluminum, aluminum products and electrical wiring products (including, without limitation, flexible conduit and pre-wired armored cable) and any other business incidental thereto.

                  "Applicable Facility Fee Percentage" shall mean, at any time, the percentage set forth in the schedule below opposite the Applicable Pricing Level in effect at such time:

=============================== =============================================
          Applicable                               Applicable Facility
        Pricing Level                                 Fee Percentage
=============================== =============================================
              1                                           0.175%
=============================== =============================================
              2                                           0.200%
=============================== =============================================
              3                                           0.225%
=============================== =============================================
              4                                           0.250%
=============================== =============================================

                  "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or of an affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire of such Lender or such other lending office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Parent as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Letter of Credit Percentage" shall mean, at any time, the Applicable Margin in effect at such time with respect to Revolving Credit Loans that are Eurodollar Loans.

                  "Applicable Margin" shall mean, at any time, for each Type of Loans set forth below, the percentage set forth below such Type opposite the Applicable Pricing Level in effect at such time:

=============================------------------------------- ==================
      Applicable
     Pricing Level          Base Rate Loans                   Eurodollar Loans
=============================-------------------------------- =================
    1                                 0.00%                             0.325%
===================================== -------------------------------- ========
    2                                 0.00%                             0.425%
===================================== -------------------------------- ========
    3                                 0.00%                             0.525%
===================================== ================================ ========
    4                                 0.00%                             0.750%
===================================== ================================ ========
The Applicable Margin for Swingline Loans at any time shall be the Applicable Margin in effect for Revolving Credit Loans that are Base Rate Loans at such time.

                  "Applicable Pricing Level" in effect at any time shall be deemed to be the level specified in the schedule below opposite the Total Leverage Ratio in effect on September 30, 1997 (as certified by the Company and set forth in a certificate of a Responsible Officer delivered pursuant to
Section 7.01(g) hereof); provided that if the Total Leverage Ratio as at the last day of any fiscal quarter of the Parent ending on or after September 30, 1997 shall fall within any of the ranges set forth in the schedule below then, subject to the delivery to the Administrative Agent of a certificate of a Responsible Officer of the Parent pursuant to the last paragraph of Section 9.01 demonstrating such fact prior to the end of the next succeeding fiscal quarter, the Applicable Pricing Level shall be changed to the Applicable Pricing Level set forth opposite such range in such schedule during the period commencing on the Quarterly Date on or immediately following the date of receipt of such certificate to but not including the next succeeding Quarterly Date thereafter:


===================================== ========================================
    Applicable
   Pricing Level                            Total Leverage Ratio

===================================== ========================================

      1                                   Less than 2.00 to 1.00

===================================== ========================================

      2                                Greater than or equal to 2.00 to 1.00 and
                                      less than 2.50 to 1.00

===================================== ========================================

      3 Greater than or equal to 2.50 to 1.00 and less than 3.00 to 1.00

===================================== ========================================

      4                                  Greater than or equal to 3.00

===================================== ========================================

                  "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.

                  "Base Rate" shall mean, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

                  "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and
Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                  "Borrower" shall mean each Revolving Credit Borrower. When reference is made in this Agreement or in any other Credit Document to the "relevant" Borrower in connection with any Facility, such reference shall be deemed to refer to each of CAC, Alflex and CACI.

                  "Business Day" shall mean any day (a) on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by a Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "CAC" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "CACI" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "Calculation Period" shall mean, at any date, the period of four consecutive fiscal quarters of the Parent ending on or most recently ended prior to such date.

                  "Capital Expenditures" shall mean, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations paid or payable during such period) made by the Parent or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

                  "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other ownership interests, including, without limitation, all common stock and all preferred stock.

                  "Casualty Event" shall mean, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                  "Change of Control" shall mean:

                  (a) that any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable, except that for purposes of this paragraph (b) such person or group shall be deemed to have "beneficial ownership" of all shares that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 25% of the aggregate voting power of all Voting Stock of the Parent; or

                  (b) that individuals who on the date hereof constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Parent was approved by a majority of the directors then still in office who were either directors on the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent; or

                  (c) that the Parent shall be required pursuant to the provisions of the Senior Subordinated Debt Documents (or any other agreement or instrument relating to or providing for any other Subordinated Indebtedness) to redeem or repurchase, or make an offer to redeem or repurchase, all or any portion of the Senior Subordinated Debt (or such Subordinated Indebtedness, as the case may be) as a result of a change of control (however defined).

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral Account" shall have the meaning assigned to such term in Section 4.01 of the Pledge and Security Agreement.

                  "Commission"   shall   mean  the   Securities   and   Exchange
Commission, or any regulatory body that succeeds to the functions thereof.

     "Commitments"  shall  mean the  Revolving  Credit  Commitments.  Where  the context requires, the term "Commitments" shall include reference to the Swingline Commitment.

     "Commitment    Termination  Date" shall mean the Quarterly  Date falling on or nearest to September 1, 2002.

     "Commodity     Hedge  Agreements"  shall have the meaning  assigned to such term in Section 9.18 hereof.

                  "Commonwealth Group" shall mean the Parent and each of its Subsidiaries, and a "Member" of the Commonwealth Group shall mean, individually, the Parent and each of its Subsidiaries.

                  "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.09 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.09 hereof of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                  "Credit Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Documents and the Security Documents.

                  "Debt Issuance" shall mean any incurrence or other issuance of Indebtedness by the Parent or any of its Subsidiaries after the date hereof, other than any Specified Debt Issuance.

                  "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                  "Disposition" shall mean any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Parent or any of its Subsidiaries to any other Person excluding (a) any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business and on ordinary business terms and (b) Receivables Sales.

                  "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Parent or any of its Subsidiaries or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Parent or any of its Subsidiaries), but excluding dividends payable solely in shares of Capital Stock of the Parent (or in options, warrants and other rights to acquire such shares of Capital Stock).

                  "Dollars"      and "$" shall  mean  lawful  money of the
United  States of America.

                  "EBITDA" shall mean, for any period, the sum, for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net income for such period plus (b) the amount of Total Interest Expense for such period plus (c) income and other taxes paid during such period plus (d) depreciation and amortization for such period plus (e) extraordinary losses for such period minus (f) extraordinary gains for such period, minus (g) interest received during such period.

                  "Employee Stock Repurchases" shall mean Dividend Payments constituting the purchase, redemption, retirement or other acquisition of shares of Capital Stock of the Parent, of options on any such shares or related stock appreciation rights or similar securities, held by officers, directors or employees or former directors, officers or employees (or their transferees, estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment or service or pursuant to any agreement under which such shares of Capital Stock or related rights were issued.

                  "Environmental Claim" shall mean, with respect to any Person, any written notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Laws" shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

                  "Equity Issuance" shall mean (a) any issuance or sale by the Parent or any of its Subsidiaries of (i) any of its Capital Stock, (ii) any warrants or options exercisable in respect of its Capital Stock (other than any warrants or options issued to directors, officers or employees of the Parent or any of its Subsidiaries pursuant to employee benefit or other compensation-related plans established in the ordinary course of business and any Capital Stock of the Parent or such Subsidiary issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Parent or any of its Subsidiaries or (b) the receipt by the Parent or any of its Subsidiaries of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by any Subsidiary of the Parent to the Parent or any Wholly Owned Subsidiary of the Parent or (y) any capital contribution by the Parent or any Wholly Owned Subsidiary of the Parent to any Subsidiary of the Parent.

                  "Equity Rights" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of Capital Stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA"        shall mean the Employee  Retirement  Income
 Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Parent is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Parent is a member.

                  "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor:

                  (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported on the date two Business Days prior to the first day of such Interest Period on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for Dollar deposits having a term comparable to such Interest Period and in an amount of $1,000,000 or more; or

                  (b) if said Page shall cease to be publicly available or if the information contained on said Page, in the sole judgment of the Administrative Agent, shall cease to accurately reflect such London Interbank Offered Rate, the Eurodollar Base Rate shall mean the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by the Administrative Agent, of the rates per annum quoted by the respective Reference Lenders at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Lenders to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by the respective Reference Lenders for such Interest Period (and, if any Reference Lender is not participating in any Eurodollar Loans during any Interest Period therefor, the Eurodollar Base Rate for such Loans for such Interest Period shall be determined by reference to the amount of such Loans that such Reference Lender would have made or had outstanding had it been participating in such Loan during such Interest Period).

                  "Eurodollar Loans" shall mean Loans that bear interest at rates based on rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                  "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

                  "Events of Default" shall have the meaning assigned to such term in Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Existing Lenders" shall mean each of the lenders party to the Existing Credit Agreement immediately prior to the Restatement Effective Date.

                  "Facility"     shall mean the Revolving Credit Facility.
 Where the context requires, the term "Facility" shall include reference to the
                    Swingline Facility.

                  "Facility Fees" shall have the meaning assigned to such term in Section 2.05(a) hereof.

                  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to NatWest on such Business Day on such transactions as determined by the Administrative Agent.

                  "Fixed Charges Ratio" shall mean, as at any date, the ratio of
(a) (i) EBITDA for the then-current Calculation Period to (b) the sum of (i) Total Interest Expense for such period plus (ii) taxes paid during such period plus (iii) $18,500,000.

                  "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those that, in accordance with the last sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

                  "General  Guaranteed   Obligations"  shall  have  the  meaning
assigned to such term in Section 6.01(a) hereof.

                  "Guarantee"  shall  mean  a  guarantee,   an  endorsement,   a
contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

                  "Guaranteed Obligations" shall have the meaning assigned to such term in Section 6.01(b) hereof.

                  "Guarantors" shall mean (a) with respect to the General Guaranteed Obligations, the Parent, Holdings and the Subsidiary Guarantors and
(b) with respect to the Joint Obligations, the Revolving Credit Borrowers.

                  "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCB's"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                  "Holdings" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "Immaterial Subsidiary" shall mean, as at any date:

                  (a) Commonal Corp., provided that Commonal Corp. shall cease to be an "Immaterial Subsidiary" if at any time it shall have (i) at least 5% of the total consolidated assets of the Parent and its Subsidiaries (determined as of the last day of the fiscal year of the Parent ending on or most recently ended prior to such date) or (ii) at least 5% of the consolidated revenues of the Parent and its Subsidiaries for the fiscal year of the Parent ending on or most recently ended prior to such date;

                  (b) each other Subsidiary of the Parent that, as at the end of and for the quarterly accounting period ending on or most recently ended prior to such date, shall have less than $500,000 in assets and less than $500,000 in gross revenues; and

                  (c) any Subsidiary described in Section 9.08(h) hereof.

                "Indebtedness" shall mean, for any Person (without duplication):

                  (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person);

                  (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued liabilities incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;

                  (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person;

                  (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person;

                  (e)  Capital Lease Obligations of such Person; and

                  (f) Indebtedness of others Guaranteed by such Person.

                  "Interest Period" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the relevant Borrower may select as provided in Section
4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Loan under the Revolving Credit Facility would otherwise end after the Commitment Termination Date, such Interest Period shall end on the Commitment Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "Interest Rate Protection Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; (d) the entering into of any Interest Rate Protection Agreement; or (e) the entering into of any Commodity Hedge Agreement.

                  "Issuing Bank" shall mean NatWest and each other Lender requested by the Parent and approved by the Administrative Agent to be an "Issuing Bank" hereunder, as the issuers of Letters of Credit under Section 2.03 hereof, together with their respective successors and assigns in such capacity.

                  "Joint Obligations" shall have the meaning assigned to such term in Section 6.01(b) hereof.

                  "Lender" shall have the meaning assigned to such term in the recital of parties to this Agreement. When reference is made in this Agreement or any other Credit Document to any "relevant" Lender in connection with any Facility, such reference shall be deemed to refer to a Lender that has a Commitment, outstanding Loans or outstanding Notes under such Facility.

                  "Letter of Credit Documents" shall mean, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

                  "Letter of Credit Interest" shall mean, for each Revolving Credit Lender, such Lender's participation interest (or, in the case of the relevant Issuing Bank, such Issuing Bank's retained interest) in an Issuing Bank's liability under Letters of Credit issued by such Issuing Bank and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

                  "Letter of Credit Liability" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Revolving Credit Lender (other than the Issuing Bank that issued the relevant Letter of Credit) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.03 hereof, and such Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Revolving Credit Lenders other than such Issuing Bank of their participation interests under said Section 2.03.

                  "Letters of Credit" shall have the meaning assigned to such term in Section 2.03(a) hereof.

                  "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Credit Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "Loans" shall mean the Revolving Credit Loans. Where the context requires, the term "Loans" shall include reference to Swingline Loans.

                  "Majority Lenders" shall mean Lenders holding at least 51% of the sum of (i) the aggregate unused Commitments, (ii) the aggregate unpaid principal amount of the Loans and (iii) the aggregate amount of all Letter of Credit Liabilities.

                  "Margin Stock" shall mean "margin stock" within the meaning of Regulations G, T, U and X.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the business, properties, assets, operations, conditions (financial or otherwise), or prospects of the Parent and its Subsidiaries taken as a whole,
(b) the ability of any Obligor to perform its obligations under any of the Credit Documents to which it is a party, (c) the validity or enforceability of any of the Credit Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Credit Documents or (e) the timely payment of the principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable in connection therewith.

                  "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

                  "Mortgages" shall mean, collectively, one or more Instruments of Mortgage, Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by one or more Obligors pursuant to the Existing Credit Agreement or the Original Credit Agreement or pursuant to Section 9.16(a) or
9.19 hereof, in each case substantially in the form of Exhibit F-1 or F-2 to the Original Credit Agreement, as the case may be, and covering the respective Properties and leasehold interest identified in Schedules I and II thereto, as said Instruments of Mortgage, Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing shall be modified and supplemented and in effect from time to time.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions are being made by the Parent or any ERISA Affiliate and that is covered by Title IV of ERISA.

                  "NatWest" shall mean National Westminster Bank Plc.

                  "Net Available Proceeds" shall mean:

                  (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition;

                  (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Parent and its Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by the Parent and its Subsidiaries in connection therewith and (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such Property and any income and transfer taxes payable by the Parent or any of its Subsidiaries in respect of such Casualty Event;

                  (iii) in the case of any Equity Issuance or Debt Issuance, the aggregate amount of all cash received by the Parent and its Subsidiaries in respect thereof net of reasonable expenses incurred by the Parent and its Subsidiaries in connection therewith; and

                  (iv) in the case of any Receivables Sale, the aggregate amount of all cash received by the Parent and its Subsidiaries in connection with such Receivables Sale net of reasonable expenses incurred by the Parent and its Subsidiaries in connection therewith.

                  "Net  Cash   Payments"   shall  mean,   with  respect  to  any
Disposition, the aggregate amount of all cash payments (including, without limitation, all cash payments received by way of deferred payment pursuant to a note or installment receivable or otherwise, but only as and when received) received by the Parent and its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid or payable by the Parent and its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Parent and its Subsidiaries as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within six months of the date of such Disposition) and (b) Net Cash Payments shall be net of any repayments by the Parent or any of its Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property.

                  "Notes" shall mean Revolving Credit Notes. Where the context requires, the term "Notes" shall include reference to the Swingline Note.

                  "Obligors" shall mean, collectively, the Borrowers and the Guarantors.

                  "Other Event of Default" shall mean an Event of Default other than under Section 10(a) or 9.10 hereof.

                  "Parent" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Investments" shall mean:

                  (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;

                  (b) time deposits or certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof whose outstanding senior long-term debt securities are rated either A- or better by Standard & Poor's or A3 or better by Moody's, maturing not more than 90 days from the date of acquisition thereof;

                  (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's or Moody's, respectively, maturing not more than 90 days from the date of acquisition thereof;

                  (d) repurchase obligations with a term of not more than 30 days for underlying securities of the types specified in paragraph (a) of this definition with any bank or trust company meeting the qualifications specified in paragraph (b) of this definition; and

                  (e) Investments in money market mutual funds substantially all of the assets of which are cash or Permitted Investments specified in paragraphs (a) through (d) of this definition;

in each case so long as the same (i) provide for the payment of principal and interest (and not principal alone or interest alone) and (ii) are not subject to any contingency regarding the payment of principal or interest.

                  "Permitted Receivables Financing" shall mean a transaction or series of transactions (including amendments, supplements, extensions, renewals, replacements, refinancings or modifications thereof) pursuant to which a Securitization Subsidiary purchases Receivables and Related Assets from the Parent or any of its Subsidiaries and finances such Receivables and Related Assets through the issuance of Indebtedness or equity interests or through the sale of the Receivables and Related Assets or a fractional undivided interest in the Receivables and Related Assets; provided that (a) the Board of Directors of the Parent shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Parent and such Securitization Subsidiary, (b) all sales of Receivables and Related Assets to or by such Securitization Subsidiary are made at fair market value (as determined in good faith by the Board of Directors of the Parent), (c) the interest rate applicable to such financing shall be a market rate of interest as of the time such financing is entered into, (d) the covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Board of Directors of the Parent), (e) no portion of the Indebtedness of a Securitization Subsidiary is Guaranteed by or is recourse to the Parent or any of its other Subsidiaries (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall related to the collectibility of the Receivables and Related Assets) and (f) neither the Parent nor any of its other Subsidiaries has any obligation to maintain or preserve such Securitization Subsidiary's financial condition.

                  "Permitted Reinvestment Capital Expenditures" shall mean Capital Expenditures made with the Net Available Proceeds of Casualty Events and Dispositions that the Parent or any of its Subsidiaries is reinvesting in replacement assets in accordance with Section 9.05(c) hereof.

                  "Person" shall mean any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "Placement Agreement" shall mean the Placement Agreement dated as of September 20, 1996 pursuant to which the purchasers of the Senior Subordinated Debt have agreed to purchase and re-offer the same.

                  "Plan"   shall  mean  an   employee   benefit  or  other  plan
established or maintained by the Parent or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Pledge and Security Agreement" shall mean the Amended and Restated Pledge and Security Agreement dated as of November 29, 1996 between the Obligors and the Administrative Agent, as amended by Amendment No. 1 thereto dated as of the date hereof and as thereafter modified and supplemented and in effect from time to time.

                  "Post-Default Rate" shall mean a rate per annum equal to 2.0% plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans, provided that the "Post-Default Rate" with respect to principal of a Eurodollar Loan shall be 2.0% plus the interest rate for such Loan as provided in Section 3.02(b) hereof.

                  "Prime Rate" shall mean, at any time, the Bank Prime Loan rate then most recently published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates", or any successor publication.

                  "Pro Forma Leverage Ratio" shall mean, as at any date with respect to any Stock Repurchase or any repurchase or redemption of Subordinated Indebtedness, the ratio of (a) Total Indebtedness as at such date to (b) EBITDA for the Calculation Period, calculated on a pro forma basis as if such Stock Repurchase or such repurchase or redemption of Subordinated Indebtedness had occurred on the first day of such Calculation Period.

                  "Pro Forma Leverage Ratio Amount" shall mean, with respect to any period specified below, the ratio set forth opposite such period:

                  Period                                                 Ratio

         From and including
           the Restatement Effective Date
           to and including
           December 30, 1998                                  3.00 to 1.00

         From and including
           December 31, 1998
             to and including
           December 30, 1999                                  2.75 to 1.00

         From and including
           December 31, 1999
           to and including
           December 30, 2000                                  2.50 to 1.00

         From and including
           December 31, 2000
           to and including
           December 30, 2001                                  2.25 to 1.00

         From December 31, 2001
           and at all times thereafter                        2.00 to 1.00

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Quarterly Dates" shall mean the first Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

                  "Quarterly Financial Statements" shall mean the financial statements furnished to the Lenders under Section 9.01(a) hereof.

                  "Receivables and Related Assets" shall mean accounts receivable and instruments, chattel paper, obligations, general intangibles and other similar assets, in each case relating to such receivables, including interests in merchandise or goods, the sale or lease of which gave rise to such receivable, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all of the foregoing.

                  "Receivables Sale" shall mean any sale, transfer or other disposition of Receivables and Related Assets by the Parent or any of its Subsidiaries, but excluding sales or transfers of Receivables and Related Assets for purposes of collection in the ordinary course of business and consistent with past practice.

                  "Reference Lenders" shall mean NatWest and such other Lender or Lenders as the Administrative Agent and the Parent shall agree (or their respective Applicable Lending Offices, as the case may be).

                  "Regulation A", "Regulation D", "Regulation G", "Regulation T", "Regulation U" and "Regulation X" shall mean, respectively, Regulations A, D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "Regulatory Change" shall mean, with respect to any Lender, any change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reimbursement Obligation" shall mean, at any time, the obligations of the Revolving Credit Borrowers then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by an Issuing Bank in respect of any drawings under a Letter of Credit issued by such Issuing Bank.

                  "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                  "Relevant Parties" shall have the meaning assigned to such term in Section 10(b) hereof.

                  "Reserve Requirement" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

                  "Responsible Officer" shall mean, with respect to any Person, the Treasurer, Chief Financial Officer and Controller of such Person and such other officers of the relevant Person as the Administrative Agent may agree.

                  "Restatement Effective Date" shall mean the date on which the conditions to effectiveness set forth in Section 7.01 hereof shall have been satisfied or waived.

                  "Revolving Credit Borrower" shall have the meaning assigned to such term in the preamble of this Agreement.

                  "Revolving Credit Borrowing Period" shall mean the period from and including the Restatement Effective Date to but not including the Commitment Termination Date.

                  "Revolving Credit Commitment" shall mean, as to each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to Section 2.03 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on Schedule I hereto under the caption "Revolving Credit Commitment" or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under
Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 hereof). The aggregate principal amount of the Revolving Credit Commitments is $100,000,000 as of the Restatement Effective Date.

                  "Revolving Credit Commitment Percentage" shall mean, with respect to any Revolving Credit Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

                  "Revolving Credit Facility" shall mean the revolving credit facility provided hereunder in respect of the Revolving Credit Commitments.

                  "Revolving Credit Lenders" shall mean (a) on the date hereof, the Lenders having Revolving Credit Commitments on Schedule I hereto and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans or and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

                  "Revolving  Credit Loans" shall mean the loans provided for by
Section 2.01(b) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Revolving Credit Notes" shall mean the promissory notes under the Revolving Credit Facility provided for by Section 2.08(a) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "Securitization  Subsidiary"  shall mean a  Subsidiary  of the
Parent (all of the outstanding Capital Stock of which, other than de minimis preferred stock and director's qualifying shares, if any, is owned, directly or indirectly, by the Parent) or another special purpose vehicle that is established for the limited purpose of acquiring and financing Receivables and Related Assets of the Parent and/or any of its Subsidiaries and engaging in activities ancillary thereto.

                  "Security Documents" shall mean, collectively, the Pledge and Security Agreement, the Mortgages and all Uniform Commercial Code financing statements required thereby to be filed with respect to the security interests in personal Property and fixtures created pursuant thereto.

                  "Senior Indebtedness" shall mean all Indebtedness of the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) other than Subordinated Indebtedness.

                  "Senior Subordinated Debt" shall mean the Indebtedness of the Parent in respect of the 10-3/4% Senior Subordinated Notes of the Parent due October 1, 2006 issued under the Senior Subordinated Debt Indenture.

                  "Senior Subordinated Debt Documents" shall mean the Placement Agreement, the Senior Subordinated Debt Indenture, the securities or other instruments evidencing the Senior Subordinated Debt and all other documents, instruments and agreements executed and delivered in connection with the original issuance of the Senior Subordinated Debt, in each case, as the same shall, subject to Section 9.17 hereof, be modified and supplemented and in effect from time to time.

                  "Senior Subordinated Debt Indenture" shall mean the Indenture dated as of September 20, 1996 between the Parent, each of the subsidiary guarantors party thereto and Harris Trust and Savings Bank, as Trustee, as supplemented by a First Supplemental Indenture thereto dated as of November 12, 1996 in substantially the form delivered to the Lenders prior to the date hereof and as the same shall, subject to Section 9.17 hereof, be further modified and supplemented and in effect from time to time.

                  "Specified Debt Issuance" shall mean any incurrence or issuance of Indebtedness under Section 9.07 hereof other than under paragraph
(g) thereof (except to the extent such Indebtedness constitutes Capital Lease Obligations and other Indebtedness secured by Liens permitted under Section 9.06(i) or 9.06(j) hereof).

                  "Specified Event of Default Period" shall mean:

                  (a) any period during which an Event of Default has occurred and is continuing under Section 10(a) hereof;

                  (b) any period during which an Event of Default has occurred and is continuing under Section 9.10 hereof; and

                  (c) the period specified below relating to any Other Event of Default that continues unremedied for a period of 30 or more days after notice thereof to the Parent by the Administrative Agent or any Lender (through the Administrative Agent). For purposes of this paragraph (c), the "Specified Event of Default Period" relating to any Other Event of Default shall be the period:

                             (i) commencing on the earlier of (x) the date on which the Parent first obtains knowledge of the occurrence of such Other Event of Default and (y) the date on which notice of such Other Event of Default is delivered to the Parent by the Administrative Agent or any Lender (through the Administrative Agent) and

                            (ii) ending on the date on which such Other Event of
Default is cured or waived.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Group or any successor thereto.

                  "Stock Repurchases" shall mean Dividend Payments constituting the purchase, redemption, retirement or other acquisition of shares of any class of Capital Stock of the Parent, but excluding Employee Stock Repurchases.

                  "Subordinated Indebtedness" shall mean, collectively, (a) Senior Subordinated Debt and (b) other Indebtedness (i) for which the Parent is directly and primarily liable, (ii) in respect of which none of its Subsidiaries is contingently or otherwise obligated and (iii) that is subordinated to the obligations of the Obligors hereunder on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), no less favorable to the Lenders than the terms set forth in the Senior Subordinated Debt Documents or otherwise in form and substance satisfactory to the Majority Lenders.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Subsidiary Guarantors" shall have the meaning assigned to such term in the recital of parties to this Agreement.

                  "Swingline Commitment" shall mean the obligation of the Swingline Lender to make Swingline Loans in an aggregate principal at any one time outstanding up to but not exceeding $20,000,000.

                  "Swingline   Facility"  shall  mean  the  swingline   facility
provided hereunder in respect of the Swingline Commitments.

                  "Swingline Lender" shall mean NatWest in its capacity as lender under the Swingline Facility, together with its successors in such capacity.

                  "Swingline Loans" shall have the meaning assigned to such term in Section 2.01(b) hereof.

                  "Swingline  Note" shall mean a promissory note provided for by
Section 2.08(a) hereof and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "Total Indebtedness" shall mean, as at any date, the sum, for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (a) all Indebtedness and (b) all other liabilities that should be classified as indebtedness on the Parent's consolidated balance sheet.

                  "Total Interest Coverage Ratio" shall mean, at any date, the ratio of (a) EBITDA for the Calculation Period to (b) Total Interest Expense for such period.

                  "Total Interest Expense" shall mean, for any period, the sum, for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period) plus (c) all fees in respect of any Permitted Receivables Financing accrued and/or paid during such period.

                  "Total Leverage Ratio" shall mean, as at any date, the ratio of (a) Total Indebtedness as at such date to (b) EBITDA for the Calculation Period.

                  "Type" shall have the meaning assigned to such term in Section
1.03 hereof.

                  "Voting Stock" shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "Wholly Owned Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                  1.02 Accounting Terms and  Determinations


                  (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in paragraph (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the delivery of the first financial statements under Section 9.01 hereof, shall mean the audited financial statements as at December 31, 1996 referred to in Section
8.02 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lenders pursuant to Section 9.01 hereof (or, prior to the delivery of the first financial statements under Section 9.01 hereof, used in the preparation of the audited financial statements as at December 31, 1996 referred to in Section 8.02 hereof) unless (i) the Parent shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 9.01 hereof, shall mean the audited financial statements referred to in Section 8.02 hereof).

                  (b) The Parent shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section
9.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                  (c) On the date hereof, (i) the last day of the fiscal year of Alflex and each of its Subsidiaries is March 31, and the last days of the first three fiscal quarters in each of their fiscal years is June 30, September 30 and December 31, and (ii) the last day of the fiscal year of the Parent and each of its Subsidiaries is December 31, and the last days of the first three fiscal quarters in each of their fiscal years is March 31, June 30 and September 30. To enable the ready and consistent determination of compliance with the covenants set forth in Section 9 hereof, neither the Parent nor any of its Subsidiaries will change the last day of its fiscal year or the last days of the first three fiscal quarters in each of its fiscal years.

                  1.03 Types of Loans. Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type.


                  Section  2.  Commitments,  Loans,  Notes  and  Prepayments.


                  2.01 Loans.

                  (a)  Revolving Credit Loans.

                  (i) On the Restatement  Effective Date, the "Revolving  Credit
         Loans" held by the Existing Lenders under the Existing Credit Agreement shall automatically, and without any action on the part of any Person, be designated as Revolving Credit Loans hereunder and each Existing Lender, if any, whose relative proportion of Revolving Credit Commitments hereunder is increasing over the proportion of Existing Revolving Credit Loans held by it under the Existing Credit Agreement shall, by assignments from the Existing Lenders (which shall be deemed to occur automatically on the Restatement Effective Date), acquire a portion of the Revolving Credit Loans of the Existing Lenders in such amounts (and the Revolving Credit Lenders shall, through the Administrative Agent, make such additional adjustments among themselves as shall be necessary) so that after giving effect to such assignments and adjustments, the Revolving Credit Lenders shall hold the Revolving Credit Loans hereunder ratably in accordance with their respective Revolving Credit Commitments.

                  (ii) In addition to the Revolving Credit Loans provided for under Section 2.01(a)(i) hereof, each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make loans to each of CAC, Alflex and CACI in Dollars during the Revolving Credit Borrowing Period in an aggregate principal amount at any one time outstanding (as to all such Borrowers) up to but not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time, provided that in no event shall the sum of (x) the aggregate principal amount of all Revolving Credit Loans (including all Swingline Loans), together with the aggregate amount of all Letter of Credit Liabilities plus (y) the aggregate amount of the Reserved Commitments exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time.

                  (iii) On the Restatement Effective Date, all "Interest Periods" under the Existing Credit Agreement in respect of the Existing Revolving Credit Loans shall automatically be terminated, and, subject to the terms and conditions of this Agreement, during the Revolving Credit Borrowing Period the Revolving Credit Borrowers may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.09 hereof) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.09 hereof).

                  (b) Swingline Loans. Subject to the terms and conditions of this Agreement, in addition to the Revolving Credit Loans provided for in
Section 2.01(b) hereof, the Swingline Lender agrees to make loans ("Swingline Loans") to each of the Revolving Credit Borrowers during the Revolving Credit Borrowing Period. During the Revolving Credit Borrowing Period, the Revolving Credit Borrowers may borrow, repay and reborrow Swingline Loans, provided that the sum of (x) the aggregate principal amount of all Revolving Credit Loans (including all Swingline Loans), together with the aggregate amount of all Letter of Credit Liabilities plus (y) the Reserved Commitments, shall not at any time exceed the aggregate amount of the Revolving Credit Commitments nor shall the aggregate principal amount of all Swingline Loans exceed $20,000,000. All Swingline Loans shall be made only as Base Rate Loans and may not be made as or Converted into Eurodollar Loans.

                  Upon demand by the Swingline Lender through the Administrative Agent, each other Lender having a Revolving Credit Commitment shall purchase from the Swingline Lender, and the Swingline Lender shall sell and assign to each other such Lender, such other Lender's Revolving Credit Commitment Percentage of each outstanding Swingline Loan (and related claims for accrued and unpaid interest thereon) made by such Swingline Lender, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Swingline Lender by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the sum of (x) the portion of the outstanding principal amount of such Swingline Loans to be purchased by such Lender plus (y) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Swingline Loans. Each Lender's obligations to make such payments to the Administrative Agent for account of the Swingline Lender under this paragraph, and the Swingline Lender's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Lender to make its payment under this paragraph, the financial condition of any Obligor, the existence of any Default, the failure of any of the conditions set forth in Section 7 hereof to be satisfied, or the termination of all or any of the Commitments. Each such payment to the Swingline Lender shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender agrees to purchase its Revolving Credit Commitment Percentage of such outstanding Swingline Loans on (x) the Business Day on which demand therefor is made by such Swingline Lender, provided that notice of such demand is given not later than 12:00 noon New York City time on such Business Day or (y) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swingline Lender to any other Lender of a portion of the Swingline Lender's Swingline Loans, the Swingline Lender represents and warrants to such other Lender that the Swingline Lender is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swingline Loan. If and to the extent that any Lender shall not have so made the amount of such Swingline Loan available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent for the account of the Swingline Lender forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swingline Lender until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate.

                  (c) Limit on Eurodollar Loans. No more than eight separate Interest Periods in respect of Eurodollar Loans under any Facility from each Lender may be outstanding at any one time.

                  2.02  Borrowings.  Each Borrower shall give the
Administrative Agent (or, in the case of Swingline Loans, shall give the Swingline Lender) notice of each borrowing by it hereunder as provided in
Section 4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at an account specified by the Administrative Agent, in immediately available funds, for account of the relevant Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, promptly be made available to the relevant Borrower by depositing the same, in immediately available funds, in an account of such Borrower designated by such Borrower.

                  2.03  Letters of Credit

                  (a) Subject to the terms and conditions of this Agreement, the Revolving Credit Commitments may be utilized, upon the request of the relevant Revolving Credit Borrower, in addition to the Revolving Credit Loans to such Borrower provided for by Section 2.01 hereof, by the issuance by the Issuing Banks of letters of credit (collectively, "Letters of Credit") for account of such Borrower or any of its Subsidiaries (as specified by such Borrower), provided that in no event shall:

                  (i) the sum of (x) the aggregate amount of all Letter of Credit Liabilities, together with the aggregate principal amount of the Revolving Credit Loans (including all Swingline Loans) plus (y) the Reserved Commitments, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time;

                  (ii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $30,000,000; and

                  (iii) the expiration date of any Letter of Credit extend beyond the earlier of the date five Business Days prior to the Commitment Termination Date and the date twelve months following the issuance of such Letter of Credit.

In addition, on the Restatement Effective Date, all "Letters of Credit" outstanding under the Existing Credit Agreement immediately prior to the Restatement Effective Date shall automatically, without any action on the part of any Person, become Letters of Credit outstanding hereunder.

                  (b) The following additional provisions shall apply to Letters of Credit:

                  (i) The relevant Revolving Credit Borrower shall give the Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 30 days preceding the Commitment Termination
         Date) each Letter of Credit is to be issued, the Issuing Bank to issue the same and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). Upon receipt of any such notice, the Administrative Agent shall advise the relevant Issuing Bank of the contents thereof.

                  (ii) On each day during the period commencing with the issuance by an Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Revolving Credit Lender (other than the relevant Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in such Issuing Bank's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Revolving Credit Lender (other than such Issuing
         Bank) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, its Revolving Credit Commitment Percentage of such Issuing Bank's liability under such Letter of Credit.

                  (iii) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the relevant Issuing Bank shall promptly notify the relevant Borrower
         (through the Administrative Agent) of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the relevant Borrower hereby unconditionally agrees to pay and reimburse the Administrative Agent for account of such Issuing Bank for the amount of each demand for payment under such Letter of Credit that is in substantial compliance with the provisions of such Letter of Credit at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

                  (iv) Forthwith upon its receipt of a notice referred to in paragraph (iii) of this Section 2.03(b), the relevant Borrower shall advise the Administrative Agent whether or not such Borrower intends to borrow hereunder to finance its obligation to reimburse the relevant Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05 hereof.

                  (v) Each Revolving Credit Lender (other than the relevant Issuing Bank) shall pay to the Administrative Agent for account of such Issuing Bank at an account specified by the Administrative Agent in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon notice by such Issuing Bank (through the Administrative Agent) to such Revolving Credit Lender requesting such payment and specifying such amount. Each such Revolving Credit Lender's obligation to make such payment to the Administrative Agent for account of such Issuing Bank under this paragraph (v), and such Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Revolving Credit Lender to make its payment under this paragraph (v), the financial condition of the relevant Borrower (or any other account party or Obligor), the existence of any Default or the termination of any of the Commitments. Each such payment to an Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever. If any Revolving Credit Lender shall default in its obligation to make any such payment to the Administrative Agent for account of such Issuing Bank, for so long as such default shall continue the Administrative Agent may at the request of such Issuing Bank withhold from any payments received by the Administrative Agent under this Agreement or any Note for account of such Revolving Credit Lender the amount so in default and, to the extent so withheld, pay the same to such Issuing Bank in satisfaction of such defaulted obligation.

                  (vi) Upon the making of each payment by a Revolving Credit Lender to an Issuing Bank pursuant to paragraph (v) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, such Issuing Bank or such Lender, acquire (x) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the relevant Borrower hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (y) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by the relevant Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to such Issuing Bank pursuant to paragraph
         (vii) of this Section 2.03(b)). Upon receipt by an Issuing Bank from or for account of the relevant Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amount
         (including by way of setoff or application of proceeds of any collateral security) such Issuing Bank shall promptly pay to the Administrative Agent for account of each Revolving Credit Lender entitled thereto, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such payment, each such payment by such Issuing Bank to be made in the same money and funds in which received by such Issuing Bank. In the event any payment received by an Issuing Bank and so paid to the relevant Revolving Credit Lenders hereunder is rescinded or must otherwise be returned by such Issuing Bank, each Revolving Credit Lender shall, upon the request of such Issuing Bank (through the Administrative Agent), repay to such Issuing Bank (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (x) of this
         Section 2.03(b).

                  (vii) The Revolving Credit Borrowers shall pay to the Administrative Agent for account of each Revolving Credit Lender (ratably in accordance with their respective Revolving Credit Commitment Percentages) a letter of credit fee in respect of each Letter of Credit in an amount equal to the Applicable Letter of Credit Percentage per annum of the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (y) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day). In addition, the Revolving Credit Borrowers shall pay to the Administrative Agent for account of each Issuing Bank a fronting fee in respect of each Letter of Credit issued by such Issuing Bank in an amount equal to 0.25% per annum of the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (y) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by such Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.

                  (viii) Promptly following the end of each calendar month, each Issuing Bank shall deliver (through the Administrative Agent) to each Revolving Credit Lender and each Revolving Credit Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Revolving Credit Lender from time to time, each Issuing Bank shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

                  (ix) The issuance by an Issuing Bank of a Letter of Credit shall, in addition to the conditions precedent set forth in Section
         7.02 hereof, be subject to the conditions precedent that (x) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to such Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type and (y) the relevant Revolving Credit Borrower shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as such Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

                  (x) To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (v) or (vi) of this Section 2.03(b) on the due date therefor, such Lender shall pay interest to the relevant Issuing Bank (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Rate, provided that if such Lender shall fail to make such payment to such Issuing Bank within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Post-Default Rate.

                  (xi) The issuance by an Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (x) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (y) each Revolving Credit Lender shall have consented thereto.

Each Revolving Credit Borrower hereby indemnifies and holds harmless each Revolving Credit Lender and the Administrative Agent from and against any and all claims and damages, losses, liabilities, costs or expenses that such Lender or the Administrative Agent may incur (or that may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by an Issuing Bank under any Letter of Credit issued by such Issuing Bank; provided that such Borrower shall not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of such Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) in the case of such Issuing Bank, such Lender's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.03 is intended to limit the other obligations of any Borrower, any Lender or the Administrative Agent under this Agreement.

                  2.04  Changes of Commitments.

                  (a)   Expiration  of   Commitments.   The   Revolving   Credit
Commitments shall be automatically reduced to zero on the Commitment Termination Date.

                  (b) Reductions of Commitments. Each Borrower shall have the right at any time or from time to time (i) to reduce the aggregate unused amount of the Commitments under its Facilities (for which purpose use of Revolving Credit Commitments shall be deemed to include the aggregate amount of Swingline Loans and Letter of Credit Liabilities) and (ii) in the case of the Revolving Credit Borrowers, so long as no Loans (including all Swingline Loans) or Letter of Credit Liabilities are outstanding, to terminate the Revolving Credit Commitments; provided that (x) the relevant Borrower shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 (or a larger multiple of $1,000,000).

                  (c)  General.   The   Commitments   under  any  Facility  once
terminated or reduced may not be reinstated.

                  2.05  Certain Fees.

                  (a) The Revolving Credit Borrowers shall pay to the Administrative Agent for account of each Lender a fee ("Facility Fees") on the daily average amount of such Lender's Revolving Credit Commitment (whether used or unused), for the period from and including the Restatement Effective Date to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Facility Fee Percentage in effect from time to time.

                  (b) Accrued Facility Fee shall be payable on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments are terminated and the Commitment Termination Date.

                  (c) Notwithstanding anything to the contrary contained herein or in the Existing Credit Agreement, the accrued fees payable under Section 2.05 of the Existing Credit Agreement shall be payable on the Restatement Effective Date.

                  2.06 Lending  Offices. The Loans of each
Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                  2.07  Several  Obligations;  Remedies  Independent.
The failure of any Lender to make any Loan to
be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06 hereof) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. The amounts payable by each Borrower at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                  2.08  Notes.

                  (a) Promissory Notes. The Loans made by each Lender under each Facility shall be evidenced by a single promissory note of each relevant
Borrower substantially in the form of the Exhibit hereto identified below opposite the name of such Facility:

                  Facility                                Exhibit

  Revolving Credit Facility                               Exhibit A-1
  Swingline Facility                                      Exhibit A-2

Each Note shall be dated the Restatement Effective Date, payable to such Lender in a principal amount equal to the amount of its Commitment under the relevant Facility as in effect on the Restatement Effective Date and otherwise duly completed. The Swingline Note evidencing the Swingline Loans made by the Swingline Lender shall be dated the Restatement Effective Date, payable to the Swingline Lender in a principal amount equal to $20,000,000 and otherwise duly completed.

                  (b) Recordation of Loans, Etc. The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan under each Facility made by each Lender to the relevant Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note evidencing the Loans under such Facility held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of the relevant Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans.

                  (c) Substitution, Exchange, Subdivision, Etc. No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's relevant Commitments, Loans and Notes pursuant to Section 12.06 hereof (and, if requested by any Lender, each Borrower agrees to so exchange any Note).

                  2.09 Optional Prepayments and Conversions or Continuations of Loans. Subject to Section 4.04 hereof, each Borrower shall have the right to prepay Loans, to Convert Loans of one Type under one Facility into Loans of another Type under the same Facility or to Continue Loans of one Type under one Facility as Loans of the same Type under the same Facility, at any time or from time to time, provided that:

                  (a) such Borrower shall give the Administrative Agent (or, in the case of Swingline Loans, shall give the Swingline Lender) notice of each such prepayment, Conversion or Continuation as provided in Section
         4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder);

                  (b) any such prepayment or Conversion of a Eurodollar Loan other than on the last day of an Interest Period therefor shall be accompanied by, and subject to, the payment of any amount payable under
         Section 5.05 hereof in respect of such prepayment or Conversion; and

                  (c) any Conversion or Continuation of Eurodollar Loans shall be subject to the provisions of Section 2.01(c) hereof.

Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 10 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of the Borrowers to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Base Rate Loans.

                  Section 3.  Payments of Principal and Interest.

                  3.01 Repayment of Loans.01 Repayment of Loans.

                  (a) Revolving Credit Facility. Each Revolving Credit Borrower hereby jointly and severally promises to pay to the Administrative Agent for account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each such Loan shall mature, on the Commitment Termination Date.

                  (b) Swingline Loans. The Revolving Credit Borrowers hereby jointly and severally promise to pay to the Administrative Agent for account of the Swingline Lender (or each other Lender holding a Swingline Loan) the entire outstanding principal amount of the Swingline Loans, and each such Loan shall mature, on the Commitment Termination Date.

                  3.02 Interest. Each Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan (including each Swingline Loan) made by such Lender to such Borrower for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin and

                  (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin.

Notwithstanding the foregoing, each Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate:

                  (x) on any principal of any Loan made by such Lender to such Borrower, on any Reimbursement Obligation of such Borrower held by such Lender and on any other amount payable by such Borrower hereunder or under the Notes held by such Lender to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full; and

                  (y)  during any Specified Event of Default Period.

Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan and a Swingline Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (iii) in the case of any Loan (other than a Swingline Loan), upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrowers.

                  Notwithstanding anything to the contrary contained herein or in the Existing Credit Agreement, accrued interest payable under Section 3.02 of the Existing Credit Agreement with respect to any of the "Loans" outstanding thereunder immediately prior to the Restatement Effective Date shall be paid on the Restatement Effective Date.


                  Section 4.  Payments; Pro Rata Treatment; Computations; Etc.

                  4.01 Payments.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by the Borrowers under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Credit Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at an account specified by the Administrative Agent, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                  (b) Any Lender for whose account any such payment by a Borrower is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of such Borrower with such Lender (with notice to such Borrower and the Administrative Agent), provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (c) Each Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans, Reimbursement Obligations or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that such Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section
4.02 hereof, may determine to be appropriate).

                  (d) Except to the extent otherwise provided in the last sentence of Section 2.03(b)(v) hereof, each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                  (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                  4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of Loans under a particular Facility from the Lenders under Section 2.01 hereof shall be made from the relevant Lenders, each payment of Facility Fees under Section 2.05 hereof in respect of the Revolving Credit Commitments shall be made for account of the relevant Revolving Credit Lenders, and each termination or reduction of the amount of the Commitments under a particular Facility under Section 2.04 hereof shall be applied to the respective Commitments under such Facility of the relevant Lenders, pro rata according to the amounts of their respective Commitments under such Facility; (b) except as otherwise provided in Section
5.04 hereof, Eurodollar Loans under any Facility having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments under such Facility (in the case of the making of Loans) or their respective Loans under such Facility (in the case of Conversions and Continuations of Loans); (c) each payment or prepayment of principal of Loans under a particular Facility by a Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans under such Facility held by them; and (d) each payment of interest on Loans under a particular Facility by the relevant Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders. Notwithstanding the foregoing, borrowings, payments and prepayments of Swingline Loans shall be made without regard to the foregoing provisions of this Section 4.02.

                  4.03  Computations.  Interest  on  Eurodollar
Loans, Facility Fees and letter of credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but, except as otherwise provided in Section 2.03(b)(vii) hereof, excluding the last day) occurring in the period for which payable, and interest on Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a year of 360 days and actual days elapsed.

                  4.04   Minimum   Amounts.   Except  for
Conversions made pursuant to Section 5.04 hereof, each borrowing and Conversion of principal of Loans (other than Swingline Loans) shall be in an aggregate amount at least equal to $5,000,000 or a larger multiple of $1,000,000 (borrowings or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings and Conversions for purposes of the foregoing, one for each Type or Interest Period), provided that the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $5,000,000 or a larger multiple of $1,000,000 and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be borrowed as Base Rate Loans during such period. Except for prepayments made pursuant to Section 5.04 hereof, each partial prepayment of principal of Loans (other than Swingline Loans) shall be in an aggregate amount at least equal to $500,000 or a larger multiple of $500,000 (prepayments of Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate prepayments for purposes of the foregoing, one for each Type or Interest Period). Each borrowing of Swingline Loans shall be in an aggregate amount at least equal to $100,000 or in multiples of $50,000 in excess thereof and each partial prepayment of Swingline Loans shall be in an aggregate amount at least equal to $50,000 or in multiples of $50,000 in excess thereof.

                  4.05 Certain Notices. Notices by a Borrower
to the Administrative Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 12:00 noon New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                       Number of
                                                       Business
                  Notice                               Days Prior

         Termination or reduction
         of Commitments                                    3

         Borrowing or prepayment
         of Swingline Loans                             same day

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans
         (other than Swingline Loans)                      1

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, Eurodollar Loans                      3

Each such notice of termination or reduction shall specify the amount and the Facility under which the Commitments are to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Facility of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that a Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

                  4.06 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative
Agent shall have been notified by a Lender or a Borrower (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan required to be made by such Lender hereunder or (in the case of a Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                  (i) if the Required Payment shall represent a payment to be made by a Borrower to the Lenders, such Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Borrowers under Section
         3.02 hereof to pay interest on the Required Payment at the Post-Default
         Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of such Borrower under said Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment and

                  (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to a Borrower, the Payor and such Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by a Borrower of the Required Payment to the Administrative Agent shall not limit any claim such Borrower may have against the Payor in respect of such Required Payment.

                  4.07  Sharing of Payments, Etc..

                  (a) Each Obligor agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness are then due to such Obligor), in which case it shall promptly notify such Obligor and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain from any Obligor payment of any principal of or interest on any Loan under any Facility or Letter of Credit Liability owing to it or payment of any other amount under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans under such Facility or Letter of Credit Liabilities or such other amounts then due hereunder or thereunder by such Obligor to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans under such Facility or Letter of Credit Liabilities or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans under such Facility or Letter of Credit Liabilities or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) Each Obligor agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

                  (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.


                  Section 5.  Yield Protection, Etc.

                  5.01  Additional Costs.01  Additional Costs.

                  (a) Each Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation, resulting from any Regulatory Change that:

                  (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Notes or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or

                  (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitments.

If any Lender requests compensation from a Borrower under this Section 5.01(a), such Borrower may, by notice to such Lender through the Parent (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), each Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request).

                  (c) Each Lender shall notify the Borrowers of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 180 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 180 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 180 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the relevant Borrower a certificate setting forth in reasonable detail the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis and consistent with the methodology generally applied by such Lender.

                  5.02  Limitation  on Types of Loans.
Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

                  (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in
         Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) the Majority Lenders determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give each Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans, and each Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.09 hereof.

                  5.03  Illegality.   Notwithstanding  any  other
provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify each Borrower thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

                  5.04  Treatment  of Affected  Loans.
If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion resulting from a circumstance described in Section 5.03 hereof, on such earlier date as such Lender may specify to the Borrowers with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrowers with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this
Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans under the same Facility made by other Lenders are outstanding, such Lender's Base Rate Loans under such Facility shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Base Rate and Eurodollar Loans under such Facility are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments under such Facility.

                  5.05 Compensation. Each Borrower shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense (excluding lost profit) that such Lender determines is attributable to:

                  (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest (but excluding the Applicable Margin) for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

                  Without limiting the foregoing and notwithstanding anything to the contrary contained herein or in the Existing Credit Agreement, on the Restatement Effective Date the Borrowers shall pay to the Administrative Agent for account of the Existing Lenders such amounts (if any) that would be payable under Section 5.05 of the Existing Credit Agreement assuming any "Eurodollar Loans" outstanding thereunder had been paid in full on the Restatement Effective Date.

                  5.06  Additional  Costs in Respect  of  Letters  of  Credit.
 Without  limiting  the
obligations of the Borrowers under Section 5.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender's or Lenders' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Administrative Agent), the Borrowers shall pay immediately to the Administrative Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, submitted by such Lender or Lenders to the Borrowers shall be conclusive in the absence of manifest error as to the amount thereof.

                  5.07  U.S. Taxes.

                  (a) Each Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

                  (i) to any payment to any Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 12.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans),

                  (ii) to any U.S. Taxes to the extent imposed by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person (including the filing of Form 1001 or 4224, as appropriate) if such compliance is required by statute or regulation of the United States of America as a precondition to reduction of or relief or exemption from such U.S. Taxes, or

                  (iii) to any tax assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments due such non-U.S. Person hereunder.

For the purposes of this Section 5.07(a), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income,
(B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                  (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrowers shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

                  5.08 Replacement of Lenders. If any
Lender defaults in its obligations to make Loans pursuant to Section 2.01 hereof or to fund unreimbursed drawings under Section 2.03 hereof or requests compensation pursuant to Section 5.01 or 5.06 hereof (any such Lender so defaulting or so requesting such compensation being herein called a "Requesting Lender"), the Parent, upon three Business Days notice, may require that such Requesting Lender transfer and assign all of its right, title and interest under this Agreement and such Requesting Lender's Notes, if any, to any bank or other financial institution (a "Proposed Lender") identified by the Parent that is satisfactory to the Administrative Agent and the Issuing Banks (and, upon request of the Parent, the Administrative Agent agrees to use reasonable efforts to assist the Parent in identifying Proposed Lenders for this purpose) (a) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Requesting Lender of all other amounts payable hereunder to such Requesting Lender on or prior to the date of such transfer (including any fees accrued hereunder and all amounts payable under Section 5 hereof, including all amounts payable under Section 5.05 hereof as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (b) if such Requesting Lender has requested compensation pursuant to Section 5.01 or 5.06 hereof, such Proposed Lender's aggregate requested compensation, if any, pursuant to said Section 5.01 or 5.06 with respect to such Requesting Lender's Loans is lower than that of the Requesting Lender. Subject to the provisions of Section 12.06(b) hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Obligors hereunder the agreements of the Borrowers contained in Sections 5 and 12.03 hereof (without duplication of any payments made to such Requesting Lender by the Parent or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 5.08 with respect to the time prior to such replacement.


                  Section 6.  Guarantee.

                  6.01  The Guarantee.

                  (a) The Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrowers and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrowers under this Agreement and under the Notes and by any Obligor under any of the other Credit Documents, and all obligations of the Parent or any of its Subsidiaries to any Lender in respect of any Interest Rate Protection Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "General Guaranteed Obligations"). The Guarantors hereby further jointly and severally agree that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the General Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the General Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  (b) Without limiting the generality of Section 6.01(a) hereof, each Revolving Credit Borrower hereby guarantees to each Revolving Credit Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by such Lenders to, and the Notes held by each Lender of, the other Revolving Credit Borrowers and all other amounts from time to time owing to the Lenders or the Administrative Agent by such Borrowers under the Revolving Credit Facility under this Agreement and under the Notes and by any Obligor under any of the other Credit Documents, and all obligations of such Borrowers or any of their respective Subsidiaries to any Lender in respect of any Interest Rate Protection Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Joint Obligations" and, collectively with the General Guaranteed Obligations, the "Guaranteed Obligations"). The Revolving Credit Borrowers hereby further jointly and severally agree that if any other Revolving Credit Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Joint Obligations, the other Revolving Credit Borrowers will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Joint Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  6.02  Obligations Unconditional.

                  (a) The  obligations of the Guarantors  under Section  6.01(a)
hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02(a) that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances.

                  (b) The  obligations of the Revolving  Credit  Borrowers under
Section 6.01(b) hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the other Revolving Credit Borrowers under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Joint Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02(b) that the obligations of each Revolving Credit Borrower shall be absolute and unconditional, joint and several, under any and all circumstances.

                  (c) Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Borrower under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  6.03  Reinstatement.  The obligations of the
Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the relevant Borrower in respect of the relevant Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  6.04 Subrogation. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 6.01 hereof, whether by subrogation or otherwise, against the Borrowers or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                  6.05  Remedies.   The  Guarantors   jointly  and
severally agree that, as between the Guarantors and the Lenders, the obligations of the relevant Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against such Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by the Guarantors for purposes of said Section 6.01.

                  6.06  Continuing   Guarantee.   The
guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  6.07  Rights of Contribution.

                  (a) Each Relevant Obligor hereby agrees, as between themselves, that if any Relevant Obligor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Relevant Obligor of any Guaranteed Obligations, each other Relevant Obligor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Relevant Obligor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the Properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined in paragraph (b) below) in respect of such Guaranteed Obligations. The payment obligation of a Relevant Obligor to any Excess Funding Guarantor under this Section 6.07 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Relevant Obligor under the other provisions of this Section 6 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  (b) For purposes of this Section 6.07: (i) "Relevant Obligor" shall mean each Borrower and each of the Subsidiary Guarantors; (ii) "Excess Funding Guarantor" shall mean, in respect of any Guaranteed Obligations, a Relevant Obligor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations; (iii) "Excess Payment" shall mean, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; (iv) "Pro Rata Share" shall mean, for any Relevant Obligor, the ratio (expressed as a percentage) of the amount of such Relevant Obligor's Net Assets to the amount of the aggregate Net Assets of all of the Relevant Obligors, in each case determined as of (A)(x) with respect to any Relevant Obligor that was a party to the Original Credit Agreement on the Closing Date (as defined in the Original Credit Agreement), such Closing Date or (y) with respect to any other Relevant Obligor, the date such Relevant Obligor becomes a Relevant Obligor hereunder or (B) the date any demand is made hereunder in respect of the Guaranteed Obligations, whichever date results in the higher amount (the "Determination Date"); and (v) "Net Assets" of any Relevant Obligor shall mean the amount by which the aggregate present fair saleable value of all assets of such Relevant Obligor (excluding any shares of stock of any other Relevant Obligor) exceeds the amount of all the debts and liabilities of such Relevant Obligor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding (x) the obligations of such Relevant Obligor under this Section 6, assuming the full utilization of permitted borrowings under this Agreement and after giving effect, on a pro forma basis (but without duplication), to all such obligations of such Relevant Obligor to be incurred or assumed as of the Closing Date (as defined in the Original Credit Agreement) and (y) the obligations of such Relevant Obligor in respect of its guarantee of the Senior Subordinated Debt, assuming all such obligations are in existence as of the date hereof and after giving effect to all such obligations which shall become effective as of such Closing Date).

                  6.08  Limitation  on Guarantee  Obligations.
 Notwithstanding any other provision of this Agreement to the contrary, in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Relevant Obligor hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its liability under this Section 6, then notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by such Relevant Obligor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


                  Section 7.  Conditions Precedent.

                  7.01    Conditions   to    Effectiveness.
 The effectiveness of this Agreement (and the amendment and restatement of the Existing Credit Agreement to be effected hereby), and the obligation of any Lender to extend credit hereunder on the Restatement Effective Date, are subject to the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender or the Majority Lenders) in form and substance:

                  (a)  Corporate  Documents.   The  following  documents,   each
certified as indicated below:

                           (i) for each  Obligor,  a copy of charter  documents,
                  by-laws and resolutions relating to such Obligor, certified as true and complete by the Secretary or an Assistant Secretary of such Obligor;

                           (ii) a  certificate  of the Secretary or an Assistant
                  Secretary of Holdings, dated the Restatement Effective Date and certifying as to the incumbency and specimen signature of each officer of each Obligor executing such of the Loan Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor); and

                           (iii) for each Obligor, such other proof of corporate
                  or other authority, charter documents, good standing certificates and evidence of incumbency as the Administrative Agent may reasonably request.

                  (b) Officer's Certificate. A certificate of a Responsible Officer of the Parent, dated the Restatement Effective Date, to the effect set forth in the first sentence of Section 7.02 hereof.

                  (c) Notes. The Notes, duly completed and executed for each Lender.

                  (d) Opinions of Special New York Counsel to the Obligors. Opinions, dated the Restatement Effective Date, of Sullivan & Cromwell, special New York counsel to certain of the Obligors, and such other counsel satisfactory to the Administrative Agent, each in substantially the form delivered pursuant to Section 7.01(d) of the Original Credit Agreement, with such changes thereto as the Administrative Agent may reasonably  request and authorize  (and each Obligor  hereby  instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

                  (e) Opinion of Special New York Counsel to NatWest. An opinion, dated the Restatement Effective Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to NatWest, in substantially the form delivered pursuant to Section 7.01(f) of the Original Credit Agreement, with such changes thereto as the Administrative Agent may reasonably request (and NatWest hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (f) Amendment to the Pledge and Security Agreement. An amendment to the Pledge and Security Agreement, in form and substance satisfactory to the Administrative Agent, in order to give effect to the amendment and restatement of the Existing Credit Agreement as effected hereby (and such other modifications thereto as the Administrative Agent may reasonably request), duly executed and delivered by the Obligors and the Administrative Agent. In addition, the Obligors shall have taken such other action as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Security Documents to the extent such actions have not already been taken pursuant to the Existing Credit Agreement. The Lenders hereby authorize the Administrative Agent to enter into such amendment.

                  (g) Pricing Certificate. A certificate of a Responsible Officer of the Parent, dated the Restatement Effective Date, as to the Total Leverage Ratio referred to in the definition of "Applicable Pricing Level" in Section 1.01 hereof.

                  (h)   Other   Documents.   Such   other   documents   as   the
         Administrative Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request.

The effectiveness of this Agreement (the amendment and restatement of the Existing Credit Agreement contemplated hereby) and the obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment or delivery by the Parent of such fees and other consideration as the Parent shall have agreed to pay or deliver to any Lender or an affiliate thereof or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to NatWest, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Credit Documents and the making of the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Parent).

                  7.02 Initial and  Subsequent  Extensions of Credit.
 The obligation of the Lenders to make any Loan or otherwise extend any credit to either Obligor upon the occasion of each borrowing or other extension of credit hereunder (and upon the amendment and restatement of the Existing Credit Agreement to be effected hereby) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or other extension of credit (and such amendment and restatement) and also after giving effect thereto and to the intended use thereof:

                  (a)  no Default shall have occurred and be continuing; and

                  (b) the representations and warranties made by each Obligor in
         Section 8 hereof and in each other Credit Document to which such Obligor is a party, shall be true and complete in all material respects on and as of the date of the making of such Loan or other extension of credit (and after giving effect thereto) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Each notice of borrowing or request for the issuance of a Letter of Credit by a Borrower hereunder shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless such Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

                  7.03 Certain  Determinations.  For
purposes of determining compliance with the conditions specified in Section 7.01 hereof, each Lender shall be deemed to be consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Credit Documents shall have received notice from such Lender prior to the Restatement Effective Date specifying its objection thereto, and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of the Loans to be made by it on such date.


                  Section 8. Representations and Warranties. Each Obligor represents and warrants to the Administrative Agent and the Lenders that:

                  8.01 Corporate Existence.  Each Obligor
and its Subsidiaries: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except where the failure to have the same could not reasonably be expected to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing as a foreign entity in all jurisdictions in which the nature of the business conducted by it requires such qualification except where failure so to qualify could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

                  8.02 Financial  Condition.  The Parent
has heretofore furnished to each of the Lenders the following:

                  (a) consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at December 31, 1996 and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Parent and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon (in the case of said consolidated balance sheet and statements) of Coopers & Lybrand L.L.P., and the unaudited consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at September 30, 1997 and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Parent and its Subsidiaries for the nine-month period ended on such date; and

                  (b) consolidated and consolidating balance sheets of CAC, Alflex and its Subsidiaries as at September 30, 1997 and the related consolidated and consolidating statements of income, retained earnings and cash flows of CAC, Alflex and its Subsidiaries for the nine-month period ended on such date.

All such financial statements fairly present, in all material respects, the consolidated financial condition of the Parent and its Subsidiaries and (in the case of said consolidating financial statements) the respective unconsolidated financial condition of the Parent and its Subsidiaries as at said dates and the consolidated and unconsolidated results of their respective operations for the fiscal years and periods ended on said dates (subject, in the case of such financial statements as at September 30, 1997, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Except as otherwise disclosed to the Administrative Agent or the Lenders in writing prior to the date hereof, none of the Parent nor any of its Subsidiaries has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. Since December 31, 1996:

                  (i) there has been no material adverse change in the business, properties, assets, operations, conditions (financial or otherwise), or prospects of Alflex and its Subsidiaries, taken as a whole; and

                  (ii) there has been no material adverse change in the business, properties, assets, operations, conditions (financial or otherwise), or prospects of the Parent and its Subsidiaries taken as a whole.

                  8.03 Litigation. Except as disclosed in Schedule
II hereto, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Obligor) threatened against any Obligor or any of its Subsidiaries that could reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

                  8.04 No Breach.  Except as disclosed in Schedule
III hereto, none of the execution and delivery of this Agreement and the Notes and the other Credit Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of any Obligor or any of its Subsidiaries, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which it or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of any Obligor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                  8.05 Action. Each Obligor and each of its Subsidiaries has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Credit Documents to which it is a party; the execution, delivery and performance by each Obligor of each of the Credit Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes and the other Credit Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each Obligor in accordance with its terms.

                  8.06 Approvals. Except for filings and recordings in respect of the Liens created pursuant to the Security Documents and the other filings and recordings identified on Schedule IV hereto, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Obligor of this Agreement or any of the other Credit Documents to which it is a party or for the legality, validity or enforceability hereof or thereof.

                  8.07 Use of Credit. No Obligor nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock. Neither the making of any of the Loans nor issuance of the Letters of Credit nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, U or X.

                  8.08 ERISA. Each Plan, and, to the knowledge of the Parent, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, except where such non-compliance thereof could not reasonably be expected to lead to a material liability, and no event or condition has occurred and is continuing as to which any Obligor would be under an obligation to furnish a report to the Lenders under Section 9.01(e) hereof, unless such event or condition could not reasonably be expected to lead to a material liability.

                  8.09  Taxes.

                  (a) The Parent and its Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which the Parent is the "common parent" (within the meaning of Section 1504 of the Code) of such group.

                  (b) The Parent and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by them or any of their respective Subsidiaries, subject to any extensions granted so long as no penalty shall be due in relation thereto. The charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Parent, adequate. Neither the Parent nor any of its Subsidiaries has given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

                  8.10 Investment Company Act. Neither
the Parent nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  8.11 Public  Utility  Holding  Company  Act.
 Neither the Parent nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8.12  Material Agreements and Liens.

                  (a) Part A of Schedule V hereto is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Parent and its Subsidiaries outstanding on the date hereof, or that (after giving effect to the transactions contemplated to occur on or before the Restatement Effective Date) will be outstanding on the Restatement Effective Date, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule V.

                  (b) Part B of Schedule V hereto is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the date hereof, or that (after giving effect to the transactions contemplated to occur on or before the Restatement Effective Date) will be outstanding on the Restatement Effective Date, covering any Property of the Parent or any of its Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of said Schedule V.

                  8.13 Environmental Matters. Except as
set forth on Schedule VI hereto or as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect:

                  (a) Each of the Parent and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as being conducted, and each of such permits, licenses and authorizations is in full force and effect and each of the Parent and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                  (b) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the Parent's or any of its Subsidiaries' knowledge, no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Parent or any of its Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Parent or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Parent or any of its Subsidiaries.

                  (c) Neither the Parent nor any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended; and

                           (i) no polychlorinated  biphenyls (PCB's) are or have
                  been present at any site or facility now or previously owned, operated or leased by the Parent or any of its Subsidiaries;

                           (ii) no Hazardous Materials have been Released at, on
                  or under any site or facility now or previously owned, operated or leased by the Parent or any of its Subsidiaries in a reportable quantity established by statute, ordinance, rule, regulation or order; and

                           (iii) no  Hazardous  Materials  have  been  otherwise
                  Released at, on or under any site or facility now or previously owned, operated or leased by the Parent or any of its Subsidiaries.

                  (d) Neither the Parent nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that could reasonably be expected to lead to Environmental Claims against the Parent or any of its Subsidiaries.

                  (e) No Hazardous Material generated by the Parent or any of its Subsidiaries has been recycled, treated, stored, disposed of or Released by the Parent or any of its Subsidiaries in violation of Environmental Law or that could reasonably be expected to give rise to liability under Environmental Law.

                  (f) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Parent or any of its Subsidiaries and no site or facility now or previously owned, operated or leased by the Parent or any of its Subsidiaries is listed or proposed for listing on the NPL, CERCLIS or any similar state list of sites requiring investigation or clean-up.

                  (g) No Liens have arisen under or pursuant to any Environmental Laws on any site or facility owned, operated or leased by the Parent or any of its Subsidiaries, and no government action has been taken or is known by the Parent or any such Subsidiary to be in process that could reasonably be expected to subject any such site or facility to such Liens and neither the Parent nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it in any deed to the real property on which such site or facility is located.

                  (h) The Parent and its Subsidiaries have made available to the Administrative Agent certain environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Parent or any of its Subsidiaries with respect to all matters relating to facts, circumstances or conditions at or affecting any site or facility now or previously owned, operated or leased by the Parent or any of its Subsidiaries and that, to the Parent's knowledge, could reasonably be expected (either individually or in the aggregate) to have resulted in a Material Adverse Effect.

                  8.14  Capitalization.

                  (a) Part A of Schedule VII hereto correctly sets forth the authorized Capital Stock of the Parent on the date hereof. All of the issued and outstanding shares of each class of Capital Stock of the Parent on the date hereof are duly and validly issued, fully paid and nonassessable. On the date hereof, except as disclosed in Part B of said Schedule VII, (x) there are no outstanding Equity Rights with respect to the Parent and there are no outstanding obligations of the Parent or any or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of the Parent, and (y) are there no outstanding obligations of the Parent or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Parent or any of its Subsidiaries.

                  (b) Part A of Schedule VIII hereto correctly sets forth the authorized Capital Stock of Holdings on the date hereof. All of the issued and outstanding shares of each class of Capital Stock of Holdings on the date hereof are duly and validly issued, fully paid and nonassessable. On the date hereof all of such issued and outstanding shares of Capital Stock are owned beneficially and of record by the Parent. On the date hereof, except as disclosed in Part B of said Schedule VIII, there are no outstanding Equity Rights with respect to Holdings and there are no outstanding obligations of the Parent or any or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of Holdings.

                  (c) Part A of Schedule IX hereto correctly sets forth the authorized Capital Stock of CAC on the date hereof. All of the issued and outstanding shares of each class of Capital Stock of CAC on the date hereof are duly and validly issued, fully paid and nonassessable. On the date hereof all of such issued and outstanding shares of Capital Stock are owned beneficially and of record by Holdings. On the date hereof, except as disclosed in Part B of said
Schedule IX, there are no outstanding Equity Rights with respect to CAC and there are no outstanding obligations of the Parent or any or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of CAC.

                  (d) Part A of Schedule X hereto correctly sets forth the authorized Capital Stock of Alflex on the date hereof. All of the issued and outstanding shares of each class of Capital Stock of Alflex are fully paid and nonassessable. On the date hereof all of such issued and outstanding shares of Capital Stock are owned beneficially and of record by Holdings. On the date hereof, except as disclosed in Part B of said Schedule X, (x) there are no outstanding Equity Rights with respect to the Alflex and there are no outstanding obligations of the Parent or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of Alflex and (y) are there no outstanding obligations of the Parent or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of Alflex or any of its Subsidiaries.

                  (e) Part A of Schedule XI hereto correctly sets forth the authorized Capital Stock of CACI on the date hereof. All of the issued and outstanding shares of each class of Capital Stock of CACI are fully paid and nonassessable. On the date hereof all of such issued and outstanding shares of Capital Stock are owned beneficially and of record by Alflex. On the date hereof, except as disclosed in Part B of said Schedule XI, (x) there are no outstanding Equity Rights with respect to CACI and there are no outstanding obligations of the Parent or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of CACI and (y) are there no outstanding obligations of the Parent or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of CACI or any of its Subsidiaries.

                  8.15  Subsidiaries, Etc.

                  (a) Set forth in Part A of Schedule XII hereto is a complete and correct list of all of the Subsidiaries of the Parent on the date hereof, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of said Schedule XII, as of the date hereof, (x) each of the Parent and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of said Schedule XII, (y) all of the issued and outstanding Capital Stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

                  (b) Set forth in Part B of Schedule XII hereto is a complete and correct list of all Investments (other than Investments disclosed in Part A of said Schedule XII) held by the Parent or any of its Subsidiaries on the date hereof and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of said Schedule XII, each of the Parent and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents), all such Investments.

                  (c) None of the Subsidiaries of the Parent is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 9.16(c) hereof.

                  8.16 Title to Assets. Except as disclosed in Schedule XIII hereto, each of the Parent and its Subsidiaries owns and has on the date hereof good and marketable title (subject only to Liens permitted by Section 9.06 hereof) to the Properties shown to be owned in the most recent financial statements referred to in Section 8.02 hereof (other than Properties disposed of in the ordinary course of business or otherwise permitted to be disposed of pursuant to Section 9.05 hereof). Each of the Parent and its Subsidiaries owns and has on the date hereof good and marketable title to, or (in the case of any real property leases), a valid and subsisting leasehold estate in and to, and enjoys on the date hereof peaceful and undisturbed possession of, all Properties (subject only to Liens permitted by Section 9.06 hereof) that are necessary for the operation and conduct of its businesses.

                  8.17  True  and  Complete   Disclosure.
The  information,   reports,  financial  statements,  exhibits  and
schedules furnished in writing by or on behalf of the Obligors to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Parent and its Subsidiaries to the Administrative Agent and the Lenders in connection with this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to any Obligor that could reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect that has not been disclosed herein, in the other Credit Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

                  8.18 Real Property. Set forth on Schedule XIV hereto is a list, as of the date hereof, of all of the real property interests held by the Parent and its Subsidiaries, indicating in each case whether the respective Property is owned or leased, the identity of the owner or lessee and the location of the respective Property.

                  8.19 Security Documents.  The Security
Documents create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Properties to be covered thereby in favor of the Administrative Agent, superior to and prior to the right of all third Persons and subject to no other Liens (other than Liens permitted under Section 9.06 hereof).


                  Section  9.  Covenants  of  the  Obligors
Each  Obligor   covenants  and  agrees  with  the  Lenders  and  the
Administrative Agent that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by the Borrowers hereunder:

                  9.01 Financial Statements,  Etc.
The Parent (for itself and on behalf of each other Obligor) shall deliver to each of the Lenders:

                  (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Parent, consolidated and consolidating statements of income, retained earnings and cash flows of the Parent and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding periods in the preceding fiscal year accompanied by a certificate of a Responsible Officer of the Parent, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Parent and its Subsidiaries, and said consolidating financial statements fairly present in all material respects the respective individual unconsolidated financial condition and results of operations of the Parent and of each of its Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Parent, consolidated and consolidating statements of income, retained earnings and cash flows of the Parent and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied
         (i) in the case of said consolidated statements and balance sheet of the Parent, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Parent and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that the Parent was not in compliance with Sections 9.07(g), 9.09, 9.10 and 9.11 hereof, insofar as such Sections relate to accounting matters, and (ii) in the case of said consolidating statements and balance sheets, by a certificate of a senior financial officer of the Parent, which certificate shall state that said consolidating financial statements fairly present in all material respects the respective individual unconsolidated financial condition and results of operations of the Parent and of each of its Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

                  (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that the Parent or any of its Subsidiaries shall have filed with the Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (d) promptly upon the mailing thereof to the shareholders of the Parent generally or to holders of Subordinated Indebtedness or Senior Subordinated Debt generally, copies of all financial statements, reports and proxy statements so mailed;

                  (e) as soon as possible, and in any event within 15 days after any Obligor knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a Responsible Officer of the Parent setting forth details respecting such event or condition and the action, if any, that the Parent or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by the Parent or an ERISA Affiliate with respect to such event or condition):

                           (i) any  reportable  event,  as  defined  in  Section
                  4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
                  Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                           (ii) the distribution under Section  4041(c)(1)(A) of
                  ERISA of a notice of intent to terminate any Plan or any action taken by any Obligor or an ERISA Affiliate to terminate any Plan;

                           (iii) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                           (iv) the complete or partial withdrawal from a Multiemployer Plan by any Obligor or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Obligor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                           (v) the institution of a proceeding by a fiduciary of
                  any Multiemployer Plan against any Obligor or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                           (vi) the  adoption of an  amendment to any Plan that,
                  pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Obligor or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

                  (f) promptly after any Responsible Officer of any Obligor knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Obligors have taken or propose to take with respect thereto; and

                  (g) from time to time such other information regarding the financial condition, operations, business or prospects of the Parent or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

The Parent will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, (i) a certificate of a Responsible Officer of the Parent (x) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Obligors have has taken or propose to take with respect thereto) and (y) setting forth in reasonable detail the computations necessary to determine (A) whether the Obligors are in compliance with Sections 9.07(g), 9.08(i), 9.09, 9.10 and
9.11 hereof as of the end of the respective quarterly fiscal period or fiscal year and (B) if the Parent shall have consummated any Stock Repurchase or any repurchase or redemption of Subordinated Indebtedness during the fiscal quarter ending as of the date of the balance sheet included with such financial statements, whether the Obligors were in compliance with the requirement of
Section 9.09(b)(iii) or Section 9.12(c) hereof, respectively, as of the date of each such Stock Repurchase or such repurchase or repurchase of Subordinated Indebtedness, as the case may be; and (ii) the certificate referred to in the definition of "Applicable Pricing Level" in Section 1.01 hereof setting forth in reasonable detail the computation of the Total Leverage Ratio as at the end of the respective quarterly fiscal period.

                  9.02 Litigation. The Parent (for itself and on behalf of each other Obligor) will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Parent or any of its Subsidiaries, except proceedings that could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Parent will give to each Lender notice of the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Parent or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claim or alleged violation that could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

                  9.03 Existence, Etc. The Parent will, and will cause each of its Subsidiaries to:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 9.03 shall prohibit any transaction expressly permitted under Section 9.05 hereof);

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                  (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

                  (f) permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be).

                  9.04 Insurance. The Parent will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations.

                  The Parent will in any event maintain (with respect to itself and each of its Subsidiaries):

                  (1) Casualty Insurance -- insurance against loss or damage covering all of the tangible real and personal Property and improvements of the Parent and each of its Subsidiaries by reason of any Peril (as defined below) in such amounts (subject to such deductibles as shall be satisfactory to the Majority Lenders) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy but in any event in an amount (i) in the case of fixed assets and equipment (other than vehicles), at least equal to 100% of the actual replacement cost of such assets (including, without limitation, foundation, footings and excavation costs), subject to deductibles as aforesaid and
         (ii) in the case of inventory, not less than the fair market value thereof, subject to deductibles as aforesaid.

                  (2) Automobile Liability Insurance for Bodily Injury and Property Damage -- insurance against liability for bodily injury and property damage in respect of all vehicles (whether owned, hired or rented by the Parent or any of its Subsidiaries) at any time located at, or used in connection with, its Properties or operations in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

                  (3) Comprehensive General Liability Insurance -- insurance against claims for bodily injury, death or Property damage occurring on, in or about the Properties (and adjoining streets, sidewalks and waterways) of the Parent and its Subsidiaries, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

                  (4) Workers' Compensation Insurance -- workers' compensation insurance or a qualified self-insurance program (including, without limitation, Employers' Liability Insurance) to the extent required by applicable law.

                  (5) Product Liability Insurance -- insurance against claims for bodily injury, death or Property damage resulting from the use of products sold by the Parent or any of its Subsidiaries in such amounts as are then customarily maintained by responsible persons engaged in businesses similar to that of the Parent and its Subsidiaries.

                  (6) Business Interruption Insurance -- insurance against loss of operating income by reason of any Peril in such amounts as are consistent with the coverages in place on the date hereof.

                  (7) Other Insurance -- such other insurance, including, without limitation, War-Risk Insurance when and to the extent obtainable from the United States Government, in each case as generally carried by owners of similar Properties in the jurisdictions where such Properties are located, in such amounts and against such risks as are then customary for Property similar in use.

Such insurance shall be written by financially responsible companies selected by the Parent and having an A. M. Best rating of "A-" or better and being in a financial size category of XI or larger (or, with respect to companies providing insurance on the date hereof, a financial size category of IX or larger), or by other companies acceptable to the Majority Lenders, and (other than workers' compensation) shall name the Administrative Agent as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this Section 9.04 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated by any act or negligence of the Parent or any Person having an interest in any Property covered by the Mortgage nor by occupancy or use of any such Property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such Property. The Parent will advise the
Administrative  Agent  promptly  of  any  policy   cancellation,   reduction  or
amendment.

                  On or before the Restatement Effective Date, the Parent will deliver to the Administrative Agent certificates of insurance satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Parent hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage and showing that such insurance will remain in effect through the March 31 falling after the date hereof, subject only to the payment of premiums as they become due (and attaching original copies of any policies with respect to casualty insurance). Thereafter, on each March 31 and October 31 in each year (commencing with the first March 31 after the date hereof), the Parent will deliver to the Administrative Agent certificates of insurance evidencing that all insurance required to be maintained by the Parent hereunder will be in effect through the following October 31 or March 31, as the case may be, subject only to the payment of premiums as they become due. In addition, the Parent will not modify any of the provisions of any policy with respect to casualty insurance without delivering the original copy of the endorsement reflecting such modification to the Administrative Agent accompanied by a written report of any firm of independent insurance brokers of nationally recognized standing satisfactory to the Administrative Agent, stating that, in their opinion, such policy (as so modified) adequately protects the interests of the Lenders and the Administrative Agent, is in compliance with the provisions of this Section 9.04, and is comparable in all respects with insurance carried by responsible owners and operators of Properties similar to those covered by the Mortgages. The Parent will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 9.04 unless the Administrative Agent is the named insured thereunder, with loss payable as provided herein. The Parent will immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent the certificates evidencing the same.

                  Without limiting the obligations of the Parent under the foregoing provisions of this Section 9.04, in the event the Parent shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 9.04, then the Administrative Agent may, but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Administrative Agent in such amounts and against such risks as the Administrative Agent (or the Majority Lenders) shall deem appropriate, and the Parent shall reimburse the Administrative Agent in respect of any premiums paid by the Administrative Agent in respect thereof.

                  For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Parent and its Subsidiaries are located.

Notwithstanding the foregoing, the Parent and each of its Subsidiaries may carry a portion of the insurance required hereunder through self-insurance arrangements with a Subsidiary described in Section 9.08(h) hereof, provided that such self-insurance is maintained only in amounts and in a manner that is prudent and consistent with current market practices for such insurance coverage of corporations engaged in the same or similar business similarly situated.

                  9.05  Prohibition of Fundamental Changes.

                  (a) The Parent will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

                  (b) The Parent will not, nor will it permit any of its Subsidiaries to, acquire any business or Property from, or Capital Stock of, or be a party to any acquisition of, any Person except for:

                  (i) purchases of inventory and other Property to be sold or used in the ordinary course of business;

                  (ii) Investments permitted under Section 9.08 hereof;

                  (iii)  Capital  Expenditures   permitted  under  Section  9.11
hereof;

                  (iv) Permitted Reinvestment Capital Expenditures; and

                  (v) any other acquisition or purchase of any business, property or Capital Stock of any Person, so long as (i) the aggregate consideration for all such acquisitions under this clause (v) does not exceed $20,000,000 in the aggregate, (ii) such business, property or Capital Stock falls within the Aluminum Business, (iii) either (A) EBITDA for such business or such Person, as the case may be, for the most recent period of four consecutive fiscal quarters shall be positive or (B) if such EBITDA is negative, the EBITDA for such business or such Person, as the case may be for such period calculated on a pro forma basis to reflect any adjustments to EBITDA requested by the Parent and approved by the Administrative Agent, shall be positive,
         (iv) after giving effect to such acquisition, the Company would be in compliance on a pro forma basis (calculated as if such acquisition had occurred on the first day of the relevant calculation period) with
         Section 9.10 hereof, (v) immediately prior to such acquisition and after giving effect thereto, no default shall have occurred and be continuing, (vi) the Company shall have complied with the requirements of Section 9.16 and 9.19 to the extent applicable to such acquisition; and (vii) the Company shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying in reasonable detail as to compliance with the foregoing sub-clauses under this clause (v).

                  (c) The Parent will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired, including, without limitation, Receivables and leasehold interests, but excluding:

                  (i) obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Parent and its Subsidiaries shall not have a fair market value in excess of $750,000; and

                  (ii) any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms;

                  (iii) (x) Receivables Sales pursuant to Permitted Receivables Financings and (y) sales or transfers of Receivables and Related Assets for purposes of collection in the ordinary course of business and consistent with past practices; and

                  (iv) other sales of Property for fair market value (as reasonably determined by the Parent) for cash in an aggregate amount not exceeding $2,000,000 in any fiscal year of the Parent.

                  (d) Notwithstanding the foregoing provisions of this Section 9.05:

                  (i) any Subsidiary of the Parent may be merged or consolidated with or into: (x) the Parent if the Parent shall be the continuing or surviving corporation or (y) any other such Subsidiary; provided that
         (1) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation and (2) that if any such transaction shall be between a Subsidiary Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving corporation, then the continuing or surviving corporation shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Credit Documents in a manner satisfactory to the Administrative Agent; and

                  (ii) any Subsidiary of the Parent may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Parent or a Wholly Owned Subsidiary of the Parent; provided that if any such sale is by a Subsidiary Guarantor to a Subsidiary of the Parent not a Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Credit Documents in a manner satisfactory to the Administrative Agent.

                  9.06  Limitation on Liens.  The Parent
will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                  (a)  Liens created pursuant to the Security Documents;

                  (b) Liens in existence on the date hereof and listed in Part B of Schedule V hereto;

                  (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if, unless the amount thereof is not material with respect to it or its financial condition, adequate reserves with respect thereto are maintained on the books of the Parent or the affected Subsidiaries, as the case may be, in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 10(h) hereof;

                  (e)  pledges  or   deposits   under   worker's   compensation,
         unemployment insurance and other social security legislation;

                  (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially interfere with the ordinary conduct of the business of the Parent or any of its Subsidiaries;

                  (h) Liens on Property of any corporation that becomes a Subsidiary of the Parent after the date hereof, provided that such Liens are in existence at the time such corporation becomes a Subsidiary of the Parent and were not created in anticipation thereof;

                  (i) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Parent or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Parent or such Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 80% of the fair market value (as determined in good faith by a Responsible Officer of the Parent) of such Property at the time it was acquired (by purchase, construction or otherwise);

                  (j) additional Liens upon real and/or personal Property created after the date hereof, provided that the aggregate Indebtedness secured thereby and incurred on and after the date hereof shall not exceed $5,000,000 in the aggregate at any one time outstanding; and

                  (k) Liens upon Receivables and Related Assets to secure obligations under Permitted Receivables Financings.

                  9.07  Indebtedness.  The Parent will not, nor
will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a)  Indebtedness to the Lenders hereunder;

                  (b) Indebtedness outstanding on the date hereof and listed in Part A of Schedule V hereto;

                  (c) (i) Indebtedness of the Parent in respect of the Senior Subordinated Debt in an aggregate original principal amount not exceeding $125,000,000, and (ii) subordinated Guarantees of such Indebtedness by Subsidiaries of the Parent pursuant to the Senior Subordinated Debt Documents;

                  (d) Indebtedness of Subsidiaries of the Parent to the Parent or to other Subsidiaries of the Parent (other than a Subsidiary described in Section 9.08(h) hereof);

                  (e) Indebtedness in an aggregate amount not exceeding $7,000,000 owing by the Parent and/or certain of its Subsidiaries to Lockheed Martin Corporation pursuant to agreements relating to the reimbursement for certain environmental costs;

                  (f) obligations of the Parent and its Subsidiaries under Permitted Receivables Financings;

                  (g) additional Indebtedness of Subsidiaries of the Parent incurred after the date hereof (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens permitted under Section 9.06(i) or 9.06(j) hereof) up to but not exceeding $5,000,000 in the aggregate at any one time outstanding; and

                  (h) obligations in respect of Interest Rate Protection Agreements and Commodity Hedge Agreements (to the extent the same constitute Indebtedness) permitted under Section 9.08(e) hereof.

                  9.08 Investments. The Parent will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                  (a) Investments outstanding on the date hereof and identified in Part B of Schedule XI hereto;

                  (b)  operating deposit accounts with banks;

                  (c)  Permitted Investments;

                  (d)  Investments by the Parent and Holdings in the Borrowers;

                  (e) (i) over-the-counter Interest Rate Protection Agreements with one or more of the Lenders (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000) as to an aggregate notional principal amount not at any time exceeding $150,000,000; and (ii) Commodity Hedge Agreements to the extent permitted under Section 9.18 hereof;

                  (f) loans or advances made to employees of the Parent or any of its Subsidiaries in the ordinary course of business and in furtherance of the Parent's business in an aggregate amount not exceeding $4,000,000 at any time outstanding;

                  (g) in  the  event  the  Parent  or  any  of its  Subsidiaries maintains any unfunded deferred compensation plan (within the meaning of Title I of ERISA), to the extent benefits under such plan are defined by reference to specific investments, whether at the participant's or the beneficiaries' election or otherwise, any Investment in such a specific investment;

                  (h) Investments not to exceed $3,000,000 in the aggregate in one or more Subsidiaries of the Parent organized solely for the purpose of permitting the Parent and its Subsidiaries to self-insure in a usual and customary manner consistent with current market practices for self-insurance programs of corporations engaged in the same or similar business similarly situated;

                  (i) additional Investments up to but not exceeding $5,000,000 in the aggregate; and

                  (j) Investments constituting capitalization of Securitization Subsidiaries consistent with normal practice for transactions of such type.

                  9.09 Dividend Payments. The Parent will not, nor will it permit any of its Subsidiaries to, declare or make any Dividend Payment at any time; provided that the Parent may:

                  (a) declare and make Dividend Payments in cash, subject to the satisfaction of each of the following conditions on the date of such Dividend Payment and after giving effect thereto:

                  (i) no Default shall have occurred and be continuing and

                           (ii) the aggregate  amount of Dividend  Payments made
                  in the form of cash dividends on the Capital Stock of the Parent during the then-current fiscal quarter of the Parent shall not exceed $1,500,000;

                  (b)  make   Stock   Repurchases   in  cash,   subject  to  the
         satisfaction of each of the following conditions on the date of such Stock Repurchase and after giving effect thereto:

                  (i) no Default shall have occurred and be continuing; and

                  (ii) the aggregate amount of Stock Repurchases shall not exceed $8,000,000; and

                                    (iii)  after  giving  effect  to such  Stock
                  Repurchase, the Pro Forma Leverage Ratio would not exceed the Pro Forma Leverage Ratio Amount as then in effect (calculated as of the end of the most recent fiscal quarter of the Parent); and

                  (c) make Employee Stock Repurchases in cash, subject to the satisfaction of each of the following conditions on the date of such Employee Stock Repurchase and after giving effect thereto:

                  (i) no Default shall have occurred and be continuing; and

                                    (ii) the  aggregate  amount of all  Employee
                  Stock Repurchases made after the date hereof shall not exceed $6,000,000.

This Section 9.09 shall in any event not prohibit: (x) the payment of any dividend by the Parent within 60 days after the date of declaration thereof if, at such date of declaration, such payment would comply with the foregoing paragraph; (y) the redemption of any Stock Purchase Rights issued under the Stockholder Protection Rights Agreement; and (z) the payment of dividends by any Subsidiary of the Parent to the Parent or to any other Subsidiary of the Parent.

                  9.10  Certain Financial Covenants.

                  (a) Leverage Ratio. The Parent will not permit the Total Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                  Period                                         Ratio

         From and including
           the Restatement Effective Date
           to and including
           December 30, 1998                                  3.50 to 1.00

         From and including
           December 31, 1998
             to and including
           December 30, 1999                                  3.25 to 1.00

         From and including
           December 31, 1999
           to and including
           December 30, 2000                                  3.00 to 1.00

         From and including
           December 31, 2000
           to and including
           December 30, 2001                                  2.75 to 1.00

         From December 31, 2001
           and at all times thereafter                        2.50 to 1.00

                  (b)  Interest Coverage Ratio.

                  The Parent will not permit the Total Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                  Period                                        Ratio

         From the Restatement Effective Date
           through December 30, 1998                          2.00 to 1.00

         From December 31, 1998
           through December 30, 1999                          3.00 to 1.00

         From December 31, 1999
           through December 30, 2000                          3.50 to 1.00

         From December 31, 2000
           and at all times thereafter                        4.00 to 1.00

                  (c) Fixed Charges Ratio. The Parent will not permit the Fixed Charges Ratio to be less than the following respective ratios at any time during the following respective periods:

                  Period                                         Ratio

         From the Restatement Effective Date
           through December 30, 1998                          1.10 to 1.00

         From December 31, 1998 through
           December 30, 1999                                  1.20 to 1.00

         From December 31, 1999
           and at all times thereafter                        1.25 to 1.00

                  9.11 Capital Expenditures.  The Parent
will not permit the aggregate amount of Capital Expenditures (other than Permitted Reinvestment Capital Expenditures) by the Parent and its Subsidiaries to exceed $38,000,000 for any fiscal year of the Parent. If the aggregate amount of Capital Expenditures for any period set forth in the schedule above shall be less than the amount set forth opposite such period in the schedule above, then the shortfall shall be added to the amount of Capital Expenditures permitted for the immediately succeeding (but not any other) period and, for purposes hereof, the amount of Capital Expenditures made during any period shall be deemed to have been made first from the permitted amount for such period set forth in the schedule above and last from the amount of any carryover from any previous period.

                  9.12 Subordinated  Indebtedness.
The Parent will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness and not prohibited by the subordination provisions thereof; provided that the Parent may repurchase or redeem Subordinated Indebtedness subject to the satisfaction of each of the following conditions on the date such Subordinated Indebtedness is repurchased or redeemed and after giving effect thereto:

                  (a)  no Default shall have occurred and be continuing;

                  (b)   the   aggregate   principal   amount   of   Subordinated
         Indebtedness so repurchased or redeemed after the date hereof shall not exceed $10,000,000; and

                  (c) after giving effect to such repurchase or redemption, the Pro Forma Leverage Ratio would not exceed the Pro Forma Leverage Ratio Amount as then in effect (calculated as of the end of the most recent fiscal quarter of the Parent).

                  9.13 Lines of Business. The Parent will not, nor will it permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than the Aluminum Business.

                  9.14   Transactions  with   Affiliates.
Except as expressly permitted by this Agreement, the Parent will not, nor will it permit any of its Subsidiaries to, directly or indirectly:

                  (a)  make any Investment in an Affiliate;

                  (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate;

                  (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or

                  (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate);

provided that (i) any Affiliate who is an individual may serve as a director, officer or employee of the Parent or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity, (ii) the Parent and its Subsidiaries may enter into transactions (other than extensions of credit by the Parent or any of its Subsidiaries to an Affiliate) providing for the leasing of Property, the rendering or receipt of services or the purchase or sale of inventory and other Property in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Parent and its Subsidiaries as the monetary or business consideration that would obtain in a comparable transaction with a Person not an Affiliate and (iii) transactions in connection with a Permitted Receivables Financing are not prohibited by this Section 9.14.

                  9.15 Use of Proceeds.  On the  Restatement
Effective  Date, the Revolving  Credit Loans will be used as provided in Section
2.01 hereof. The Borrowers will use the proceeds of the Revolving Credit Loans, after the Restatement Effective Date, to finance the ongoing working capital requirements and other general corporate purposes of the Borrowers and their respective Subsidiaries (including, without limitation, to finance any acquisition permitted under Section 9.05(b)(v) hereof). The Borrowers will use the proceeds of the Loans in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, T, U and X and the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder; provided that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

                  9.16  Certain Obligations Respecting Subsidiaries.

                  (a) Subsidiary Guarantors. In the event that the Parent or any of its Subsidiaries shall form or acquire any new Subsidiary (other than a Securitization Subsidiary) that the Parent or the respective Subsidiary anticipates will not be an Immaterial Subsidiary (or, in the event that any Immaterial Subsidiary (other than a Securitization Subsidiary) shall cease to be an Immaterial Subsidiary), the Parent will cause such new Subsidiary (or such Immaterial Subsidiary that ceases to be an Immaterial Subsidiary) to become a "Subsidiary Guarantor" and/or a "Guarantor" (and, thereby, an "Obligor") hereunder, and to pledge and grant a security interest in its Property pursuant to the Security Documents to the Administrative Agent for the benefit of the Lenders, pursuant to a written instrument in form and substance satisfactory to the Administrative Agent and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each "Obligor" pursuant to Section 7.01 hereof or as the Administrative Agent shall have requested.

                  (b) Ownership of Subsidiaries. The Parent will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a Wholly Owned Subsidiary. In the event that any additional shares of stock shall be issued by any Subsidiary, the respective Obligor agrees forthwith to deliver to the Administrative Agent pursuant to the Security Documents the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Documents.

                  (c) Certain Restrictions. Other than pursuant to the Senior Subordinated Debt Documents or in connection with transactions related to a Permitted Receivables Financing, the Obligors will not permit any of their respective Subsidiaries to enter into, after the date hereof, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.

                  9.17  Modifications of Certain Documents.

                  (a) No Obligor will consent to any modification, supplement or waiver of any of the provisions of the Senior Subordinated Debt Documents or any other documents providing for or relating to Subordinated Indebtedness, without the prior approval of the Majority Lenders.

                  (b) No Obligor will take any action to modify or supplement its articles of incorporation or the articles of incorporation of any of its Subsidiaries, other than modifications that do not adversely affect the interests of the Lenders, without the prior approval of the Majority Lenders.

                  9.18  Commodity  Hedging   Activities.
The Parent shall not, and shall not permit any of its Subsidiaries to, enter into any commodity futures contract, commodity option or other similar agreement or arrangement (collectively, "Commodity Hedge Agreements"), except the Parent and its Subsidiaries may enter into Hedge Agreements designed to protect the Parent and its Subsidiaries against fluctuations in the price of aluminum and commodities used in the Aluminum Business and prices associated with customer forward sales contracts and purchase commitments, so long as the same (a) is consistent with the relevant Obligor's past practice or then-current industry practice in the markets in which such Obligor operates and (b) is in accordance with the Parent's "Price Risk Program: Briefing Summary", as the same may be amended from time to time.

                  9.19  After-Acquired   Real  Estate.
If any Obligor or any of its Subsidiaries shall acquire any real property, or shall lease any real property that is material to the operation of its business, after the date hereof, other than any real property encumbered by Liens permitted by Section 9.06(i) hereof, such Obligor or such Subsidiary, as the case may be, shall promptly execute a Mortgage covering such real property, together with such surveys, title insurance policies and endorsements, certificates of occupancy and such other agreements, estoppels and consents (including agreements with lessors) as the Administrative Agent may request, and shall deliver opinions of local counsel and other documents as is consistent with those delivered with respect to each Mortgage pursuant to Section 7.01(m) of the Original Credit Agreement or as the Administrative Agent shall have requested.

                  9.20  Activities of the Parent and Holdings.
                        -------------------------------------
                  (a) The Parent (i) will at all times own, beneficially and of record, all of the issued and outstanding Capital Stock of Holdings (provided that this Section 9.20(a)(i) shall not prohibit any transaction expressly permitted under Section 9.05 hereof), (ii) will own no other Property (other than cash and Permitted Investments, other Property incidental to its business as a holding company and Capital Stock of its Subsidiaries), (iii) will have no Indebtedness (other than Indebtedness hereunder and Indebtedness in respect of Subordinated Indebtedness permitted under Section 9.07 hereof), (iv) will have no operations other than de minimis operations incidental to its business as a holding company and (v) in furtherance of the foregoing will not make any expenditures or incur any liabilities other than those consistent with and reasonably necessary in the conduct of the business of the Parent as contemplated by this Section 9.20(a).

                  (b) Holdings (i) will at all times own, beneficially and of record, all of the issued and outstanding Capital Stock of each of CAC and Alflex (provided that this Section 9.20(b)(i) shall not prohibit any transaction expressly permitted under Section 9.05 hereof), (ii) will own no other Property (other than cash and Permitted Investments, other Property incidental to its business as a holding company and Capital Stock of its Subsidiaries), (iii) will have no Indebtedness (other than Indebtedness hereunder and Indebtedness in respect of Subordinated Indebtedness permitted under Section 9.07 hereof), (iv) will have no operations other than de minimis operations incidental to its business as a holding company and (v) in furtherance of the foregoing will not make any expenditures or incur any liabilities other than those consistent with and reasonably necessary in the conduct of the business of Holdings as contemplated by this Section 9.20(b).


                  Section 10. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and at all times thereafter be continuing:

                  (a) Any Obligor shall: (i) default in the payment of any principal of any Loan or any Reimbursement Obligation when due (whether at stated maturity or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder or under any other Credit Document when due and such default shall have continued unremedied for three or more days; or

                  (b) The Parent or any of its Subsidiaries (herein collectively called the "Relevant Parties") shall default in the payment when due of any principal of or interest on any of its other Indebtedness having a principal amount in of $1,000,000 or more individually or $2,000,000 or more for all Relevant Parties and their Subsidiaries in the aggregate; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or any Relevant Party shall default in the payment when due of any individual amount of $1,000,000 or more (or of amounts aggregating $2,000,000 or more) under any Interest Rate Protection Agreement; or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit, any individual termination or liquidation payment in an amount of $1,000,000 or more (or any termination or liquidation payments aggregating $2,000,000 or more) to become due; or

                  (c) Any  representation,  warranty  or  certification  made or deemed made herein or in any other Credit Document (or in any modification or supplement hereto or thereto) by any Obligor party thereto, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (d) The Parent or any of the other Obligors (as applicable) shall default in the performance of any of its obligations under any of Sections 9.01(f), 9.05, 9.06, 9.07, 9.08, 9.09, 9.10, 9.11, 9.12, 9.14,
         9.16(b), 9.17, 9.19 or 9.20 hereof or any Obligor shall default in the performance of any of its obligations under Section 4.02 or 5.02 of the Pledge and Security Agreement, or any provisions of any Mortgage; or any Obligor shall default in the performance of any of its other obligations in this Agreement or any other Credit Document and such default shall continue unremedied for a period of thirty or more days after notice thereof to the Parent by the Administrative Agent or any Lender (through the Administrative Agent); or

                  (e) Any Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) Any Relevant Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) A proceeding or case shall be commenced, without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Relevant Party or of all or any substantial part of its Property or (iii) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Relevant Party shall be entered in an involuntary case under the Bankruptcy Code; or

                  (h) A final judgment or judgments for the payment of money of $250,000 or more in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or of $500,000 or more in the aggregate (regardless of insurance coverage) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Relevant Party and the same shall not be paid discharged (or provision shall not be made for such payment or discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and such Relevant Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) An event or condition specified in Section 9.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions specified in said Section 9.01(e), any Obligor or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) that, in the reasonable determination of the Majority Lenders, could reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect; or

                  (j) There shall have been asserted against the Parent or any of its Subsidiaries, or any predecessor in interest thereof, an Environmental Claim that, in the judgment of the Majority Lenders is reasonably likely to be determined adversely to the Parent or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Parent or any of its Subsidiaries, but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor or the amount of funded reserves which have been established that do not cause, or are not reasonably likely to cause, a breach of any other provision of this Agreement); or

                  (k) The Liens created by the Security Documents shall at any time not (other than by reason of the action or inaction by the Administrative Agent) constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 9.06 hereof or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor; or

                  (l)  a Change of Control shall occur;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 10 with respect to any Obligor, the Administrative Agent may, by notice to the Parent, terminate the Commitments (including the Swingline Commitment) and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans (including all Swingline Loans), the Reimbursement Obligations and all other amounts payable by the Obligors hereunder and under the Notes and the other Credit Documents (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 10 with respect to any Obligor, the Commitments (including the Swingline Commitment) shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans (including all Swingline Loans), the Reimbursement Obligations and all other amounts payable by the Obligors hereunder and under the Notes and the other Credit Documents (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

                  In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Revolving Credit Loans and all other amounts payable by the Obligors hereunder and under the Notes to be due and payable), each Revolving Credit Borrower agrees that it shall, if requested by the Administrative Agent or the Majority Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 10 with respect to such Borrower, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities under such Borrower's Revolving Credit Facility by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit under such Facility, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities under such Facility and be subject to withdrawal only as therein provided.


                  Section 11.  The Administrative Agent.

                  11.01  Appointment,   Powers  and  Immunities.
Each Lender hereby appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Credit Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

                  (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, and shall not by reason of this Agreement or any other Credit Document be a trustee for any Lender;

                  (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Credit Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Credit Document or any other document referred to or provided for herein or therein or for any failure by the Parent or any other Person to perform any of its obligations hereunder or thereunder;


                  (c) shall not, except to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; and

                  (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Parent to such assignment or transfer (to the extent required by Section 12.06(b) hereof). PNC Bank, National Association is named herein as Documentation Agent but shall not be a party hereto and shall have no obligation in such capacity.

                  11.02  Reliance  by   Administrative   Agent.
The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Parent specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

                  11.04 Rights as a Lender.  With respect
to its Commitments and the Loans made by it, NatWest (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. NatWest (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and NatWest (and any such successor) and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  11.05 Indemnification. The Lenders agree to
indemnify the  Administrative  Agent (to the extent not reimbursed under Section
12.03  hereof,  but without  limiting the  obligations  of the Parent under said
Section 12.03) ratably in accordance with the aggregate principal amount of the Loans and Reimbursement Obligations held by the Lenders (or, if no Loans or Reimbursement Obligations are at the time outstanding, ratably in accordance with their respective Notes), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Credit Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Section 12.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  11.06 Non-Reliance on Administrative Agent and Other Lenders. Each Lender
agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Parent and its Subsidiaries and made its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Credit Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Agreement or any of the other Credit Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Parent or any of its Subsidiaries. Except for notices, reports and other documents and
information   expressly   required  to  be  furnished  to  the  Lenders  by  the
Administrative Agent hereunder or under the Security Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Parent or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

                  11.07  Failure  to Act.  Except for action
expressly required of the Administrative Agent hereunder and under the other Credit Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  11.08  Resignation  or  Removal  of  Administrative   Agent.
Subject to the appointment and
acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Parent and the Borrowers, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                  11.09 Consents under Other Credit Documents.
Except as otherwise  provided in Section  12.04 hereof
with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Credit Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release any collateral or otherwise terminate any Lien under any Security Document providing for collateral security, agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Security Document, in which event the Administrative Agent may consent to such junior Lien provided that it obtains the consent of the Majority Lenders thereto), alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents or release any guarantor under any Security Document from its guarantee obligations thereunder, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering Property (and to release any such guarantor) that is the subject of either a disposition of Property permitted hereunder (including, without limitation, dispositions of Receivables and Related Assets pursuant to Permitted Receivables Financings) or a disposition to which the Majority Lenders have consented.

                  11.10 Collateral  Sub-Agents.  Each
Lender by its execution and delivery of this Agreement agrees, as contemplated by Section 4.03 of the Pledge and Security Agreement, that, in the event it shall hold any Permitted Investments referred to therein, such Permitted Investments shall be held in the name and under the control of such Lender, and such Lender shall hold such Permitted Investments as a collateral sub-agent for the Administrative Agent thereunder. The Obligors by their execution and delivery of this Agreement hereby consent to the foregoing.


                  Section 12.  Miscellaneous.

                  12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  12.02 Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient:

                  (a) in the case of each of the Obligors, at the "Address for Notices" specified below the name of the Parent on the signature pages hereof;

                  (b) in the case of the Administrative Agent, at the "Address for Notices" specified below the name of the Administrative Agent on the signature pages hereof; and

                  (c) in the case of any Lender, at its address (or telecopy number) set forth in its Administrative Questionnaire;

or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  12.03  Expenses,  Etc. The Parent and the
Borrowers agree jointly and severally to pay or reimburse each of the Lenders and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to NatWest) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the extension of credit hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Credit Documents (whether or not consummated); (b) all reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 12.03; (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Credit Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein; and (d) all costs, expenses and other charges in respect of title insurance procured with respect to the Liens created pursuant to the Mortgages.

                  The Parent and the Borrowers hereby agree jointly and severally to indemnify the Administrative Agent and each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender, whether or not the Administrative Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Obligors of any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or such Person's directors, officers, employees, attorneys or agents). Without limiting the generality of the foregoing, the Parent and the Borrowers jointly and severally will indemnify the Administrative Agent and each Lender from, and hold the Administrative Agent and each Lender harmless against, any losses, liabilities, claims, damages or expenses described in the preceding sentence (including any Lien filed against any Property covered by the Mortgages or any part of the Mortgage Estate thereunder in favor of any governmental entity, but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Parent or any of its Subsidiaries (or any predecessor in interest to the Parent or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased at any time by the Parent or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials at or from any such site or facility, excluding any such Release or threatened Release that shall occur during any period when the Administrative Agent or any Lender shall be in possession of any such site or facility following the exercise by the Administrative Agent or any Lender of any of its rights and remedies hereunder or under any of the Security Documents, but including any such Release or threatened Release occurring during such period that is a continuation of conditions previously in existence, or of practices employed by the Parent and its Subsidiaries, at such site or facility.

                  12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only after written notice to all Lenders and by an instrument in writing signed by the Parent, the Borrowers and the Majority Lenders, or by the Parent, the Borrowers and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived after written notice to all Lenders by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that:

                  (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (i) increase, or extend the term of any of the Commitments, or extend the time or waive any requirement for the scheduled reduction or termination of any of the Commitments, (ii) extend the date fixed for the scheduled payment of principal of or interest on any Loan, the Reimbursement Obligations or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Borrowers to prepay Loans, (vi) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders or Types or Facilities of Loans,
         (vii) alter the terms of this Section 12.04, (viii) modify the definition of the term "Majority Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (ix) release any Guarantor from any of its guarantee obligations under Section 6 hereof, or (x) waive any of the conditions precedent set forth in Section 7.01 hereof;

                  (b) any modification, supplement or waiver of Section 2.01(b) hereof shall require the consent of the Swingline Lender;

                  (c) any modification or supplement of Section 11 hereof, or of any of the rights or duties of the Administrative Agent hereunder, shall require the consent of the Administrative Agent; and

                  (d) any modification or supplement of Section 6 hereof shall require the consent of each Guarantor.

                  12.05 Successors and Assigns. This
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.06  Assignments and Participations.

                  (a) No Obligor may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

                  (b) Each Lender may assign any of its Loans, its Notes, its Commitments, and, if such Lender is a Revolving Credit Lender, its Letter of Credit Interest (but only with the consent of the Administrative Agent, the Parent and (in the case of a Revolving Credit Commitment or a Letter of Credit Interest) the Issuing Banks, such consents not to be unreasonably withheld); provided that:

                  (i) no such consent by the Parent, the Administrative Agent or the Issuing Banks shall be required in the case of any assignment to another Lender;

                  (ii) except to the extent the Parent and the Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount at least equal to $5,000,000; and

                  (iii) each such assignment by a Lender of its Loans, Note, Commitment or Letter of Credit Interest under the Revolving Credit Facility shall be made in such manner so that the same portion of its Loans, Note, Commitment and Letter of Credit Interest under the Revolving Credit Facility are assigned to the respective assignee.

Upon execution and delivery by the assignee to the Parent, the Administrative Agent and the Issuing Banks of an instrument in writing pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment(s), Loans, and, if applicable, Letter of Credit Interest specified in such instrument, and upon consent thereto by the Parent, the Administrative Agent and the Issuing Banks to the extent required above, the assignee shall have, to the extent of such assignment (unless provided in such assignment with the consent of the Parent, the Administrative Agent and the Issuing Banks), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Loans and, if applicable, Letter of Credit Interest (or portions thereof) assigned to it (in addition to the Commitment(s), Loans and Letter of Credit Interest, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment (but excluding, in any event, the assignments contemplated in Section 2.01(b) hereof) the assigning Lender shall pay the Administrative Agent an assignment fee of $3,500.

                  (c) A Lender may sell or agree to sell to one or more other Persons (each a "Participant") a participation in all or any part of any Loans or Letter of Credit Interest held by it, or in its Commitments, provided that such Participant shall not have any rights or obligations under this Agreement or any Note or any other Credit Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Borrowers to any Lender under Section 5 hereof in respect of Loans, Letter of Credit Interest held by it, and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans, Letter of Credit Interest and Commitments, and as if such Lender were funding each of such Loan, Letter of Credit Interest and Commitments in the same way that it is funding the portion of such Loan, Letter of Credit Interest and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's related Commitment, (ii) extend the scheduled date fixed for the payment of principal of or interest on the related Loan or Loans, Reimbursement Obligations or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof or of any of the other Credit Documents to the extent that the same, under Section 11.09 or
12.04 hereof, requires the consent of each Lender.

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may (without notice to the Parent, the Administrative Agent, the Issuing Banks or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes shall be fully transferrable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (e) A Lender may furnish any information concerning the Parent or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.12(b) hereof.

                  (f) Anything in this Section 12.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or Reimbursement Obligation held by it hereunder to the Parent or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                  12.07  Survival.  The obligations of the Obligors
under Sections 5.01, 5.05, 5.06, 5.07 and 12.03 hereof, the obligations of each Guarantor under Section 6.03 hereof, and the obligations of the Lenders under
Section 11.05 hereof, shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of
Credit Interest hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of a Loan or a Letter of Credit), herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder (whether by means of a Loan or a Letter of Credit), any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

                  12.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  12.09  Counterparts.  This  Agreement  may be
executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  12.10 Governing Law;  Submission to Jurisdiction.
This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  12.11 Waiver of Jury  Trial.  EACH OF
THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  12.12  Treatment of Certain Information; Confidentiality.


                  (a) Each Obligor acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Parent or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each of the Obligors hereby authorizes each Lender to share any information delivered to such Lender by such Obligor and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, with any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments.

                  (b) Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any of the Obligors pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (i) after such information shall have become public (other than through a violation of this Section 12.12), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel for any of the Lenders or the Administrative Agent, (iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent), or to auditors or accountants, (v) to the Administrative Agent or any other Lender, (vi) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Credit Document, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a confidentiality agreement containing provisions substantially the same as those in this Section 12.12 (or executes and delivers to such Lender an acknowledgement to the effect that it is bound by the provisions of this Section 12.12(b), which acknowledgement may be included as part of the respective assignment or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans or Letter of Credit Interest hereunder); provided, further, that in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by any of the Obligors or any of their respective Subsidiaries. The obligations of each Lender under this Section 12.12 shall supersede and replace the obligations of such Lender under the confidentiality letter in respect of this financing signed and delivered by such Lender to the Company prior to the date hereof; in addition, the obligations of any assignee that has executed a confidentiality agreement as provided above shall be superseded by this Section 12.12 upon the date upon which such assignee becomes a Lender hereunder pursuant to Section 12.06(b) hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                   THE PARENT

                                              COMMONWEALTH INDUSTRIES, INC.



                                                By_________________________
                                     Title:

                                                  Address for Notices:

                                                 Commonwealth Industries, Inc.
                                                 1200 Meidinger Tower
                                                 Louisville, Kentucky  40202

                                                     Attention:  President

                                                  with a copy to:

                                                  Sullivan & Cromwell
                                                  125 Broad Street
                                                  New York, New York  10004

                                                 Attention:  Erik Lindauer, Esq.

                                    HOLDINGS

                                                     CI HOLDINGS, INC.



                                                     By_________________________
                                     Title:


                                  THE BORROWERS

                                             COMMONWEALTH ALUMINUM CORPORATION



                                                  By_________________________
                                     Title:


                                                     ALFLEX CORPORATION



                                                   By_________________________
                                     Title:


                                             COMMONWEALTH ALUMINUM CONCAST, INC.



                                                   By_________________________
                                     Title:


                                                     SUBSIDIARY GUARANTOR

                                                     COMMONWEALTH ALUMINUM SALES
                                                       CORPORATION



                                                     By_________________________
                                     Title:

                                     LENDERS


                                                 NATIONAL WESTMINSTER BANK PLC



                                                     By_________________________
                                     Title:



                                               PNC BANK, NATIONAL ASSOCIATION



                                                   By_________________________
                                     Title:



                                                     ABN AMRO BANK N.V.



                                                     By_________________________
                                     Title:



                                                     BANK OF MONTREAL



                                                     By_________________________
                                     Title:


                                                     CREDIT AGRICOLE INDOSUEZ



                                                     By_________________________
                                     Title:



                                                     By_________________________
                                     Title:


                                                     MELLON BANK, N.A.



                                                     By_________________________
                                     Title:

                                                     THE INDUSTRIAL BANK
                                                       OF JAPAN, LIMITED



                                                     By_________________________
                                     Title:

                                              FIFTH THIRD BANK OF KENTUCKY, INC.



                                                     By_________________________
                                     Title:

                                                   THE ADMINISTRATIVE AGENT
                                               NATIONAL WESTMINSTER BANK PLC,
                                                     as Administrative Agent


                                                     By_________________________
                                     Title:


                                                Address for Notices:

                                                National Westminster Bank Plc
                                                175 Water Street, 26th Floor
                                                New York, New York

                                                Attention:  Drew Weinberg

                                                     with a copy to:

                                                 Gleacher NatWest, Inc.
                                                 660 Madison Avenue, 17th Floor
                                                 New York, NY 10021

BII\93618_8

                                Credit Agreement
BII\93618_8

                                Credit Agreement
                                   SCHEDULE I

                             Lenders and Commitments


                                           Revolving Credit
Lender                                       Commitment

NATIONAL WESTMINSTER BANK PLC               $14,000,000.00

PNC BANK, NATIONAL ASSOCIATION               13,500,000.00

ABN AMRO BANK N.V.                           13,000,000.00

BANK OF MONTREAL                             13,000,000.00

CAISSE NATIONALE DE
  CREDIT AGRICOLE                            13,000,000.00

MELLON BANK, N.A.                            13,000,000.00

THE INDUSTRIAL BANK OF JAPAN,
  LIMITED                                    13,000,000.00

FIFTH THIRD BANK OF KENTUCKY, INC.            7,500,000.00

                                           $100,000,000.00

BII\93618_8

                              Revolving Credit Note
BII\93618_8

                              Revolving Credit Note

BII\93618_8

                              Revolving Credit Note
                                      - 1 -



BII\93618_8

                              Revolving Credit Note
                                  EXHIBIT A-1


                         [Form of Revolving Credit Note]

                                 PROMISSORY NOTE

$_______________                                      December __, 1997
                                                      New York, New York

                  FOR VALUE RECEIVED, each of COMMONWEALTH ALUMINUM CORPORATION, ALFLEX CORPORATION and COMMONWEALTH ALUMINUM CONCAST, INC. (each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers"), hereby promises, jointly and severally, to pay to __________________ (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal New York office of National Westminster Bank Plc at 175 Water Street, New York, New York 10038-4924, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Revolving Credit Borrowers under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Lender to the Revolving Credit Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Revolving Credit Borrowers to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Lender.

                  This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement dated as of December 19, 1997 (as so amended and restated and as further modified and supplemented and in effect from time to time, the "Credit Agreement") between Commonwealth Industries, Inc., CI Holdings, Inc., the Revolving Credit Borrowers, the Subsidiary Guarantors party thereto, the lenders party thereto (including the Lender) and National Westminster Bank Plc, as Administrative Agent, and evidences Revolving Credit Loans made by the Lender to the Revolving Credit Borrowers thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                            COMMONWEALTH ALUMINUM CORPORATION


                           By_________________________
                                     Title:

                                            ALFLEX CORPORATION


                           By_________________________
                                     Title:

                                            COMMONWEALTH ALUMINUM CONCAST, INC.


                           By_________________________
                                     Title:

BII\93618_8

                              Revolving Credit Note

BII\93618_8

                              Revolving Credit Note


                       SCHEDULE OF REVOLVING CREDIT LOANS

                  This Note evidences Revolving Credit Loans made, Continued or Converted under the within-described Credit Agreement to the Revolving Credit Borrowers, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:


                                                                    Amount Paid,
Date Made,                                                             Prepaid,
Continued or                                     Duration   Continued     or
Converted   Principal                             of       Converted   Unpaid
            Amount of  Type of  Interest Interest Principal  Notation
            Loan        Loan     Rate    Period              Amount     Made by

BII\93618_8

                                 Swingline Note
                                  EXHIBIT A-2


                            [Form of Swingline Note]

                                 PROMISSORY NOTE


$_______________                                          December __, 1997
                                                          New York, New York

                  FOR VALUE RECEIVED, each of COMMONWEALTH ALUMINUM CORPORATION, ALFLEX CORPORATION and COMMONWEALTH ALUMINUM CONCAST, INC. (each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers"), hereby promises, jointly and severally, hereby promises to pay to NATIONAL WESTMINSTER BANK PLC (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal New York office of the Lender at 175 Water Street, New York, New York 10038-4924, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swingline Loans made by the Lender to the Revolving Credit Borrowers under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Swingline Loan, at such office, in like money and funds, for the period commencing on the date of such Swingline Loan until such Swingline Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  The date and amount of each Swingline Loan made by the Lender to the Revolving Credit Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Revolving Credit Borrowers to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Swingline Loans made by the Lender.

                  This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement dated as of December 19, 1997 (as so amended and restated and as further modified and supplemented and in effect from time to time, the "Credit Agreement") between Commonwealth Industries, Inc., CI Holdings, Inc., the Revolving Credit Borrowers, the Subsidiary Guarantors party thereto, the lenders party thereto (including the Lender) and National Westminster Bank Plc, as Administrative Agent, and evidences Swingline Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

BII\93618_8

                                 Swingline Note
                                      - 2 -




                                 Swingline Note
                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                            COMMONWEALTH ALUMINUM CORPORATION


                           By_________________________
                                     Title:


                                            ALFLEX CORPORATION


                           By_________________________
                                     Title:


                                            COMMONWEALTH ALUMINUM CONCAST, INC.


                           By_________________________
                                     Title:





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                                                        - 3 -




                                 Swingline Note

BII\93618_8

                                 Swingline Note


                           SCHEDULE OF SWINGLINE LOANS

                  This Note evidences Swingline Loans made under the within-described Credit Agreement to the Revolving Credit Borrowers, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                                    Amount    Unpaid
                  Principal        Paid or  Principal        Notation
Date Made        Amount of Loan    Prepaid   Amount          Made by

                           Borrowing Base Certificate
                                      - 1 -




                           Borrowing Base Certificate